Value Fund
Partners Value Fund
Hickory Fund
Partners III Opportunity Fund
Balanced Fund
Short-Intermediate Income Fund
Nebraska Tax-Free Income Fund
Government Money Market Fund

Quarterly Report December 31, 2009

WEITZ FUNDS
FINDING VALUE SINCE 1983

EIGHT FUNDS – ONE PHILOSOPHY

Over the decades we have seen many changes. Advancements in technology combined with economic, political, and global events have continued to shape investors’ thoughts and actions.

At the Weitz Funds a few things have remained constant: our unwavering commitment to our shareholders and our focus on finding strong, well-managed companies priced significantly below their true business value.

Staying true to our philosophy and investment process has produced good long-term returns and should continue to do so.

“We eat our own cooking.”

All of our investment professionals have a majority of their families’ liquid net worth invested in our Funds. Our Trustees each have at least $100,000 invested in our family of Funds – some considerably more. This does not guarantee that the Funds will go up, but it means that we win or lose together and that shareholders definitely have our attention.

We are patient, long-term investors.

When we analyze potential equity investments, we think about the business behind the stock and try to buy shares at a large discount to the company’s underlying business value. Ideally, the business value rises over time and the stock price follows. This often allows us to hold the stock for many years, minimizing transaction costs, taxes, and the need for new investment ideas.

We try to stay within our “circle of competence.”

“Knowing what you don’t know” is important in all aspects of life, but it is crucial in investing. We think our odds of investment success are much higher when we invest in securities of companies we understand and, ideally, where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy and thus may often be out of step with the general stock market.

We worry about permanent loss of capital – not price volatility.

We believe in concentrating our portfolios in the most attractive investment ideas and this can cause short-term price volatility.

We think “benchmark risk” is part of investment life.

Our firm’s goal is to earn good absolute investment returns over long periods of time without exposing our clients’ capital to undue risk. We do not think about any particular index when we make investment decisions. We also believe that cash is sometimes the most attractive investment. We think flexibility and common sense will continue to serve our clients well over the years.

2 Weitz Funds

Annual Shareholder Information Meeting

Please plan to join us at the Scott Conference Center in Omaha at 4:30 p.m. on May 20th. The center is located at 6450 Pine Street on the Aksarben campus. There will be no formal business to conduct, so we can devote the entire meeting to answering your questions. Maps and driving directions are available from our client service representatives. We look forward to seeing you there.

The management of Weitz Funds has chosen paper for the 48 page body of this financial report from a paper manufacturer certified under the Sustainable Forestry Initiative standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

www.weitzfunds.com 3

PERFORMANCE SUMMARY
DECEMBER 31, 2009 • (UNAUDITED)

		Total Returns#		Average Annual Total Returns #
Fund Name	Inception Date	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year		Since Inception
Value	5/09/86	3.3%	27.6%	-12.1%	-4.3%	1.8%	10.1%	9.6%	N/A	%	9.8%
Partners Value*	6/01/83	1.3	31.3	-9.4	-2.3	2.5	10.8	10.4	11.8		12.0
Hickory	4/01/93	1.7	36.5	-11.5	-3.2	-1.5	9.9	N/A	N/A		8.8
Partners III*	6/01/83	2.2	42.0	-6.7	-0.6	7.2	12.7	11.8	12.7		12.7
S&P 500**(a)		6.0	26.5	-5.6	0.4	-0.9	8.0	8.2	10.5		N/A
Russell 2000**(b)		3.9	27.2	-6.1	0.5	3.5	7.7	N/A	N/A		N/A
NASDAQ Composite**(c)		7.2	45.4	-1.2	1.7	-5.1	7.6	8.4	9.3		N/A
Balanced	10/01/03	2.4	28.8	-3.7	0.8	N/A	N/A	N/A	N/A		3.0
Blended Index**(d)		3.7	18.0	-1.0	2.1	N/A	N/A	N/A	N/A		4.0
Short-Intermediate Income	12/23/88	0.7	10.8	6.4	4.9	5.6	6.1	6.1	N/A		6.3
Barclays Intermediate Credit**(e)		0.3	5.2	5.9	4.7	5.9	6.3	6.6	N/A		6.9
Nebraska Tax-Free Income*	10/01/85	-0.4	7.2	4.0	3.5	4.7	5.0	5.1	N/A		5.5
Barclays 5-Year Muni. Bond**(f)		0.5	7.4	6.1	4.5	5.2	5.4	5.7	N/A		N/A

These performance numbers reflect the deduction of each Fund’s annual operating expenses. The current annual operating expenses for the Value, Partners Value, Hickory, Partners III, Balanced, Short-Intermediate Income and Nebraska Tax-Free Income Funds, as stated in the most recent Prospectus are 1.22%, 1.21%, 1.31%, 1.82%, 1.18%, 0.72% and 0.79%, respectively, of each Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

#	All performance numbers assume reinvestment of dividends (except for the 15, 20 and 25 year NASDAQ numbers for which reinvestment of dividend information was not available).

*	See pages 15, 27 and 44 for additional performance disclosures.

**	Index performance is hypothetical and is shown for illustrative purposes only.

(a)	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

(b)
The Russell 2000 is an unmanaged index of small capitalization common stocks. It consists of the 2,000 smallest companies in the Russell 3000 index, which consists of the 3,000 largest U.S. companies based on market capitalization.

(c)
The NASDAQ Composite is an unmanaged market capitalization price only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as foreign common stocks and ADRs traded on the National Market System.

(d)	A blend of 60% S&P 500 and 40% Barclays Capital Intermediate U.S. Government/Credit Index.

(e)
Barclays Capital Intermediate U.S. Government/Credit Index is a total return performance benchmark consisting of government securities and publicly issued corporate debt with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa by Moody’s Investor Service.

(f)	Barclays Capital 5-Year Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.

4 Weitz Funds

LETTER TO SHAREHOLDERS
JANUARY 13, 2010

Dear Fellow Shareholder:

Each of our Funds enjoyed very good results in 2009, both in relative and absolute terms:

•	The Value Fund was up 27.6%, Partners Value +31.3%, Hickory +36.5%, and the Partners III Fund +42.0%. The S&P 500 rose by 26.5%;

•	Brad Hinton’s Balanced Fund had a very strong year with a gain of 28.8% vs. its benchmark which gained 18.0%;

•
The Short-Intermediate Income Fund earned a total return of +10.8% while its benchmark gained 5.2%. A margin of out-performance of over five percentage points for a conservative bond portfolio is very unusual and earned five-star recognition from Morningstar for Tom Carney;

•
The Nebraska Tax-Free Income Fund gained 7.2% vs. the Barclays Capital 5-Year Municipal Index return of +7.4%. Our Government Money Market Fund earned (barely) positive returns in a “near-zero” interest rate environment for short-term government securities but it served its purpose of providing safety and liquidity in an otherwise very uncertain world.

Neither the stock market nor our stock funds have returned to their 2007 highs, but last year’s results represent a good start. The table on page 4 (opposite this letter) shows returns for our Funds and several market indices over various holding periods. It is a busy table, but it supports our belief that sensible, conservative value investing works well for long-term investors despite speculative investment bubbles, financial panics and bear markets.

Following this letter, there are separate sections for each of our Funds. The portfolio manager discussions and portfolio holdings information are designed to explain to shareholders where our returns came from, what worked (and did not work), and how we are positioned going forward. If this report raises additional questions, please feel free to call our client service representatives for clarification or additional detail.

Portfolio Review and Market Commentary

Most of our stocks performed well in 2009. The standouts were generally the ones that investors worried about most in 2008—especially companies whose ability to refinance near-term debt maturities looked questionable in the depths of the credit crisis. Now that money has flooded back to the corporate debt market, companies like Liberty Media have been able to extend maturities and raise fresh capital very cheaply. Thus, the Liberty entities are well-represented in the positive performance attribution tables. Other contributors were companies that grew through the recession, like Comcast, Discovery, and Coinstar and cyclicals that held up well, like Cabela’s and Tyco.

One important holding that held us back somewhat was Berkshire Hathaway, which gained only 2.7% in 2009. Berkshire had prepared beautifully for the financial crisis and was able to deploy tens of billions of dollars on very attractive terms over a period of a few months. Arguably, the recent bear market was among the most successful and productive periods of Warren Buffett’s 45 years at Berkshire. Yet, Wall Street yawned. We hate it when a stock under-performs because we over-paid for it or because management did something to destroy value. But when a company’s value grows significantly, and investors are slow to respond, we are content to buy more shares and wait patiently.

For several quarters, we have suggested that the financial crisis and “Great Recession” caused serious damage to the economy and would take a long time to repair. We believe the worst is over and that we will not experience a repeat of last year’s financial collapse, but we suspect that the 2009 “relief rally” may have raised hopes of further near-term easy profits.

The recent financial trauma has spawned many medical analogies—heart attacks, being hit by a bus, and others even more grisly. Returning to that metaphorical well one more time, we are reminded of a person who sustained multiple serious injuries in 2008, survived to great relief and celebration in 2009, but who now faces a long, hard period of rehab and physical therapy. The prognosis for a full recovery is not in doubt and the prospect of “living happily ever after” (a new bull market) is in sight, but it may take a while.

www.weitzfunds.com 5

There are a number of unresolved issues which may test investors’ resolve. Hundreds of billions of dollars of bank capital has been destroyed. The government has provided substitute capital on a temporary basis, but the remaining banks must replenish their capital with earnings. Cheap deposits and wide lending spreads should make this possible, but rebuilding the capital base may take several years.

Government borrowing for economic stimulus and corporate rescues raises fears of inflation, rising interest rates, and dollar weakness. Angst over taxes and regulation unsettle investors. Unemployment and municipal budget cutbacks will be drags on the economy for some time. These obstacles are not insurmountable. We believe the patient will survive and be restored to full health — just not as quickly as many investors hope and expect.

Outlook

We estimate the value of each business we own and track each stock’s price in relation to that value (price-to-value ratio or P/V). When the rally began last March, the weighted average P/V of our portfolios was very low at well under 50%. Good things seem to happen when our portfolios are that cheap. At year-end, the funds’ P/V ratios were in the 70% range — still a very comfortable level — so we believe our stocks are still reasonably priced.

We entered the last decade at the peak of a 17-year bull market. Stock valuations were very high. Ten years later, most businesses are larger and more valuable, but stocks as a group are actually lower than they were ten years ago because valuations have shrunk. Historically, every time we have seen this type of “lost decade” for stocks, the subsequent ten year period has produced very strong equity returns.

Likewise, in those rare ten-year periods (like 2000-2009) when bonds return more than stocks, equity returns have been very strong in the subsequent ten years. We think it is unfortunate that many investors are abandoning stocks now and chasing bonds after this rare golden period for bonds.

So, we feel very optimistic about the next several years. Investors have become more and more short-term oriented over the past few decades, so they may feel tortured by the two-steps-forward, one-step-back pace of the economic recovery, but “uncertainty” is a part of investment life.

Thanks again to shareholders who have patiently endured a hair-raising period of market volatility. We appreciate the confidence you have placed in our investment team.

Sincerely,

Wallace R. Weitz	Bradley P. Hinton
wally@weitzfunds.com	brad@weitzfunds.com

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

6 Weitz Funds

ANALYST CORNER
A PERSPECTIVE ON AUTOZONE, INC.

By Jon Baker

Get In The Zone

AutoZone is the nation’s leading retailer of automotive replacement parts and accessories. Since opening its first store in Forrest City, Arkansas on July 4, 1979, AutoZone has added more than 4,400 stores in the U.S., Puerto Rico, and Mexico. AutoZone stores sell hard parts (alternators, brake pads), maintenance items (oil, antifreeze), accessories (car stereos, floor mats) and non-automotive merchandise under brand names as well as under their own private labels, including Duralast and Valucraft. AutoZone’s commercial sales program distributes parts and other products to garages, dealerships, and other businesses. AutoZone owns in excess of 50% of their real estate. The resultant rent savings, in combination with AutoZone’s size advantages, retail-heavy customer base and private label goods, creates an attractive margin relative to its peer group.

Do It Yourself

Founder Joseph Hyde III served on Wal-Mart’s board prior to opening his first store, and it is no wonder some of that cost-conscious, service-oriented DNA found its way into his own creation. Over the next thirty years, AutoZone’s every day low price orientation won it the loyalty of the cash-strapped ‘do-it-yourselfer.’ Earlier this decade, with cars growing more complex and the flush consumer less concerned about his wallet, those parts retailers with a more commercial bent enjoyed a ‘do-it-for-me’ tailwind. We believe preventative maintenance will grow in importance as it becomes clearer we’ll each own our cars deeper into their useful lives. Maintenance which has recently been deferred will eventually become necessary. However, unlike more prosperous times, such maintenance is much more likely to be done by the owner rather than a dealer. While AutoZone has for several years invested in its growing commercial distribution business, the same retail-heavy mix of business that dampened growth in an amped up economy will likely be a blessing these next few years.

Retreads

We have said many times over the years that some of our best ‘new’ ideas are the ones we’ve had before. We were happy (and well-compensated) owners of AutoZone for several years ending in 2007. Today, the company is once again available for purchase at a low double-digit multiple of free cash flow. We expect that cash flow will be very ably allocated to high-return new store growth and share repurchase. We began buying AutoZone again in 2009’s fourth quarter in the area of $150 per share and believe it trades at a discount to value in excess of 30%.

Jon Baker, CFA, joined Weitz in October, 1997. He graduated from the University of Notre Dame and previously spent 4 years as an accountant at McGladrey & Pullen in New York City.

www.weitzfunds.com 7

VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:

Wallace R. Weitz & Bradley P. Hinton

The Value Fund returned +27.6% for the 2009 calendar year, compared to a +26.5% return for the S&P 500. For the fourth calendar quarter, the Fund increased 3.3% compared to a 6.0% gain for the S&P 500. Technology companies Microsoft (+18%) and Google (+25%) continued to generate impressive returns during the quarter. Burlington Northern rose 24% after Berkshire Hathaway announced plans to acquire the railroad company at a healthy premium, while XTO Energy rose 13% on news that Exxon Mobil would purchase it in an all-stock transaction. Fort Worth was apparently the place to be for deals! Finally, our managed care stocks posted greater than 20% gains as the more extreme legislative proposals lost steam in Washington.

The Fund’s building products stocks declined modestly during the fourth quarter. We sold the last of our USG stock at a loss to help fund additional buys of Martin Marietta Materials and Vulcan Materials. USG may have more upside if the economy and housing in particular bounce back sharply, but we think the aggregates companies have better downside protection if the recovery takes more time. Apollo Group fell 18% amid concerns about the company’s revenue recognition policies and continued negative headlines about the for-profit education industry. Our view is that the issues are manageable and the stock is very cheap. We also bought more shares of Dell (-6%) as the stock slid back under $14 after another mildly disappointing quarterly report.

We purchased two new companies during the quarter, Monsanto Company and Accenture plc. Monsanto is a leading provider of agricultural products to farmers, in particular branded seeds, genomics and herbicides. The company enjoys a strong competitive position and a long structural tailwind, as yield-enhancing technologies continue to gain acceptance around the globe. The stock declined intra-quarter on short-term concerns about the initial effectiveness of new advanced products, which we think are overblown. Accenture is a leading management consulting, technology services and outsourcing company domiciled in Dublin. The company has a terrific business that has generated significant free cash flow throughout a very challenging environment. Accenture has a desirable, long-tenured client list and a pristine balance sheet. When business conditions eventually turn, we think their results may surprise to the upside.

We eliminated the Fund’s positions in Wells Fargo and American Express. In both cases, investors exercised our covered calls after the stocks posted large gains off the March lows. As anticipated, Liberty Media –Entertainment no longer exists as a separately traded stock. After a series of steps, investors received DIRECTV Group (“DTV”) shares plus shares in a new tracking stock called Liberty Media – Starz. While we continue to hold DTV shares, we sold our shares of the small-cap Starz tracker. By any name, this package of securities has been highly profitable for investors. Finally, we sold a small remaining position in Cumulus Media, leaving the Fund’s residual cash position at 21% of net assets at quarter end.

The Value Fund continues to tilt toward our best larger company ideas, with more than 60% of the Fund’s stock investments in companies with market caps greater than $10 billion. This Fund also owns more truly global companies with strong brands and durable businesses. In addition to newcomers Monsanto and Accenture, examples include Microsoft, United Parcel Service, Wal-Mart, Procter & Gamble and Diageo. As investors rushed to maximize near-term recovery returns, we believe the market at times placed too little value on many of these world-class companies.

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year
Value	3.3%	27.6%	-12.1%	-4.3%	1.8%	10.1%	9.6%
S&P 500	6.0	26.5	-5.6	0.4	-0.9	8.0	8.2
Russell 2000	3.9	27.2	-6.1	0.5	3.5	7.7	N/A
NASDAQ Composite	7.2	45.4	-1.2	1.7	-5.1	7.6	8.4

See pages 4 and 9 for additional performance disclosures.

8 Weitz Funds

VALUE FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Value Fund as compared to the S&P 500 over the periods indicated.

			Relative
Year	Value (1)	S&P 500 (2)	Results (1)-(2)
1986 (5/9/86)	3.5%	4.1%	-0.6%
1987	-0.5	5.1	-5.6
1988	16.4	16.6	-0.2
1989	22.1	31.7	-9.6
1990	-5.2	-3.1	-2.1
1991	27.6	30.5	-2.9
1992	13.6	7.6	6.0
1993	20.0	10.1	9.9
1994	-9.8	1.3	-11.1
1995	38.4	37.6	0.8
1996	18.7	23.0	-4.3
1997	38.9	33.4	5.5
1998	28.9	28.6	0.3
1999	21.0	21.0	0.0
2000	19.6	-9.1	28.7
2001	0.2	-11.9	12.1

			Relative
Year	Value (1)	S&P 500 (2)	Results (1)-(2)
2002	-17.1%	-22.1%	5.0%
2003	28.7	28.7	0.0
2004	15.7	10.9	4.8
2005	-2.8	4.9	-7.7
2006	21.8	15.8	6.0
2007	-10.3	5.5	-15.8
2008	-40.7	-37.0	-3.7
2009	27.6	26.5	1.1
Since Inception:
Cumulative Return	821.0	712.7	108.3
Avg. Annual Return	9.8	9.3	0.5

Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31, 1999, through December 31, 2009, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended December 31, 2009 was 27.6%, –4.3% and 1.8%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses, which as stated in its most recent Prospectus are 1.22% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

www.weitzfunds.com 9

This page has been left blank intentionally.

10 Weitz Funds

VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Berkshire Hathaway	11.5%
Microsoft	4.5
Liberty Global	4.5
Dell	4.4
Liberty Media - Capital	4.1
Redwood Trust	4.1
Liberty Media - Interactive	4.0
Comcast	3.7
Telephone & Data Systems	3.6
United Parcel Service	3.2
% of Net Assets	47.6%

Industry Sectors
Consumer Discretionary	23.6%
Financials	15.5
Information Technology	10.3
Industrials	7.6
Materials	6.1
Health Care	4.8
Consumer Staples	3.7
Telecommunication Services	3.6
Energy	2.7
Corporate Bonds	0.9
Short-Term Securities/Other	21.2
Net Assets	100.0%

Largest Net Purchases and Sales for Quarter Ended December 31, 2009
Net Purchases ($mil)	Net Sales ($mil)
Monsanto (new)	$8.3	Wells Fargo (eliminated)	$16.9
Martin Marietta Materials	6.6	WellPoint	13.8
Accenture (new)	5.2	USG (eliminated)	12.2
Apollo Group	5.1	DIRECTV Group	11.1
Vulcan Materials	5.1	UnitedHealth Group	9.6
	$30.3	Other (net)	35.3
			$98.9
		Net Portfolio Sales	$68.6

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2009
Positive ($mil)	Negative ($mil)
Microsoft	$7.0	USG	$(2.1)
Liberty Media - Entertainment/Starz & DIRECTV Group*	6.4	Redwood Trust	(2.1)
Liberty Media - Capital	5.0	Dell	(2.0)
WellPoint	4.2	Apollo Group	(1.8)
UnitedHealth Group	2.6	Berkshire Hathaway	(1.1)
Other (net)	17.4		$(9.1)
	$42.6
Net Portfolio Gains	$33.5

* For presentation purposes, securities combined due to merger and/or spin-off during the year.

www.weitzfunds.com 11

VALUE FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2009 • (UNAUDITED)

COMMON STOCKS — 77.9%	Shares	Value
Consumer Discretionary — 23.6%
Broadcasting & Cable TV — 10.0%
Liberty Global, Inc. - Series C*	1,855,000	$40,531,750
Liberty Global, Inc. - Series A*	75,000	1,643,250
Comcast Corp. - CL A Special	2,200,000	35,222,000
The DIRECTV Group, Inc. - CL A*	500,000	16,675,000
Adelphia Recovery Trust, Series ACC-7* #	3,535,000	—
		94,072,000
Media — 6.7%
Liberty Media Corp. - Capital - Series A*	1,630,000	38,924,400
The Washington Post Co. - CL B	32,000	14,067,200
News Corp. - CL A	750,000	10,267,500
		63,259,100
Retailing — 5.5%
Liberty Media Corp. -
Interactive - Series A*	3,500,000	37,940,000
Lowe’s Companies, Inc.	600,000	14,034,000
		51,974,000
Education Services — 1.4%
Apollo Group, Inc. - CL A*	225,000	13,630,500
		222,935,600
Financials — 15.5%

Insurance — 11.5%
Berkshire Hathaway, Inc. - CL B*	33,000	108,438,000
Mortgage REIT’s — 4.0%
Redwood Trust, Inc.	2,650,000	38,319,000
		146,757,000

	Shares	Value
Information Technology — 10.3%
Software & Services — 5.9%
Microsoft Corp.(a)	1,400,000	$42,686,000
Google, Inc. - CL A* (a)	12,000	7,439,760
Accenture plc - CL A	125,000	5,187,500
		55,313,260
Technology Hardware & Equipment — 4.4%
Dell, Inc.*	2,900,000	41,644,000
		96,957,260
Industrials — 7.6%
Transportation — 4.6%
United Parcel Service, Inc. - CL B	525,000	30,119,250
Burlington Northern Santa Fe Corp.	130,000	12,820,600
		42,939,850
Industrial Conglomerates — 3.0%
Tyco International Ltd.	800,000	28,544,000
		71,483,850
Materials — 6.1%
Construction Materials — 4.7%
Martin Marietta Materials, Inc.	275,000	24,587,750
Vulcan Materials Co.	380,000	20,014,600
		44,602,350
Fertilizers & Agricultural Chemicals — 1.4%
Monsanto Co.	110,000	8,992,500
Potash Corp. of Saskatchewan, Inc.	40,000	4,340,000
		13,332,500
		57,934,850

12 Weitz Funds

	Shares	Value
Health Care — 4.8%
Health Care Equipment & Services — 3.0%
Omnicare, Inc.	1,150,000	$27,807,000
Managed Health Care — 1.8%
WellPoint, Inc.*	200,000	11,658,000
UnitedHealth Group, Inc.	180,000	5,486,400
		17,144,400
		44,951,400
Consumer Staples — 3.7%
Hypermarkets & Super Centers — 1.7%
Wal-Mart Stores, Inc.	300,000	16,035,000
Household & Personal Products — 1.1%
The Procter & Gamble Co.	170,000	10,307,100
Food Beverage & Tobacco — 0.9%
Diageo plc - Sponsored ADR	130,000	9,023,300
		35,365,400
Telecommunication Services — 3.6%
Telecommunication Services — 3.6%
Telephone and Data Systems, Inc. - Special	1,125,000	33,975,000
Energy — 2.7%
Energy — 2.7%
ConocoPhillips	275,000	14,044,250
XTO Energy, Inc.	250,000	11,632,500
		25,676,750
Total Common Stocks (Cost $674,620,967)		736,037,110

CORPORATE BONDS — 0.9%	Principal amount or shares	Value
Mohawk Industries, Inc.
6.5% 1/15/11 (Cost $7,488,879)	$8,000,000	$8,240,000

SHORT-TERM SECURITIES — 21.3%
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.01%(b)	70,686,045	70,686,045
U.S. Treasury Bill 0.06% 3/04/10(c)	$131,000,000	130,992,533
Total Short-Term Securities (Cost $201,673,614)		201,678,578
Total Investments in Securities (Cost $883,783,460)		945,955,688
Options Written — (0.1%)		(432,000)
Other Liabilities in Excess of Other Assets — (0.0%)		(226,260)
Net Assets — 100.0%		$945,297,428
Net Asset Value Per Share		$23.72

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option	Value
Covered Call Options
Google, Inc. - CL A	Mar. 2010 / $600	4,000	$(162,000)
Microsoft Corp.	Apr. 2010 / $30	150,000	(270,000)
Total Options Written (premiums received $393,540)			$(432,000)

*	Non-income producing

#	Illiquid and/or restricted security that has been fair valued.

(a)	Fully or partially pledged on outstanding written options.

(b)	Rate presented represents the annualized 7-day yield at December 31, 2009.

(c)	Interest rates presented represent the yield to maturity at the date of purchase.

www.weitzfunds.com 13

PARTNERS VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:

Wallace R. Weitz & Bradley P. Hinton

The Partners Value Fund returned +31.3% for the 2009 calendar year, compared to a +26.5% return for the S&P 500. For the fourth calendar quarter, the Fund increased 1.3% compared to a 6.0% gain for the S&P 500. Health care stocks dominated the list of quarterly contributors. Managed care companies WellPoint (+23%) and UnitedHealth (+22%) rose as the more extreme legislative proposals lost steam in Washington. LabCorp (+14%) and Omnicare (+7%) also posted significant dollar gains. Microsoft’s stock increased another 18% as the company reported solid quarterly results and launched the Windows 7 release.

Coinstar declined 16% during the quarter, paring some of the stock’s healthy gain for the year. This small-cap stock is much more volatile than the company’s underlying business, which continues to make reasonable progress. Investors remain concerned about the Redbox division’s difficult relationships with a few movie studios, and the potential impact on DVD kiosk profitability. We have factored in lower margin assumptions and still think the stock is cheap. Several other holdings fell by five or six percent during the quarter (Redwood Trust, Dell, Washington Post and Willis Group). While these declines held back the Fund’s returns, they otherwise were not particularly noteworthy.

We bought a handful of new companies during the quarter. Liberty Media – Starz is the Fund’s largest new position at 2.5% of net assets. The Starz tracker made its debut as a separately traded stock in November. While the name is new, the core assets have been in the Liberty Media corporate family for years. The Starz cable television channels have attractive recurring revenue streams that generate plenty of free cash flow. The company also has significant net cash on the balance sheet that management can use to grow the business or shrink the equity. With this raw material in the hands of skilled capital allocators, we expect reasonable per share value growth over the next several years.

Other purchases included a trio of for-profit education companies (ITT Educational Services, Strayer Education and Apollo Group), auto parts retailer AutoZone, insurance broker Brown & Brown and software company ACI Worldwide. In aggregate these six stocks represent less than four percent of net assets, so all have room to grow at the right prices. We sold home improvement retailer Lowe’s as the stock approached our revised value estimate, eliminated Liberty Media – Entertainment prior to its merger with DIRECTV Group and exited American Express when investors exercised our covered calls.

Partners Value remains a flexible fund with a go-anywhere mandate. We invest in companies of any size, in any sector, as long as we think the stocks trade at a significant discount to our estimate of intrinsic value. At quarter end we owned 9 larger companies with market caps greater than $10 billion, 17 medium-sized companies with market caps between $2 and $10 billion, and 11 smaller companies with market caps below $2 billion. The Fund’s residual cash position was just under 20% of net assets at quarter end.

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners Value	1.3%	31.3%	-9.4%	-2.3%	2.5%	10.8%	10.4%	11.8%
S&P 500	6.0	26.5	-5.6	0.4	-0.9	8.0	8.2	10.5
Russell 2000	3.9	27.2	-6.1	0.5	3.5	7.7	N/A	N/A
NASDAQ Composite	7.2	45.4	-1.2	1.7	-5.1	7.6	8.4	9.3

See pages 4 and 15 for additional performance disclosures.

14 Weitz Funds

PARTNERS VALUE FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Partners Value Fund as compared to the S&P 500 over the periods indicated.

	Partners Value	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1983 (6/1/83)	9.9%	4.2%	5.7%
1984	14.5	6.1	8.4
1985	40.7	31.6	9.1
1986	11.1	18.6	-7.5
1987	4.3	5.1	-0.8
1988	14.9	16.6	-1.7
1989	20.3	31.7	-11.4
1990	-6.3	-3.1	-3.2
1991	28.1	30.5	-2.4
1992	15.1	7.6	7.5
1993	23.0	10.1	12.9
1994	-9.0	1.3	-10.3
1995	38.7	37.6	1.1
1996	19.1	23.0	-3.9
1997	40.6	33.4	7.2
1998	29.1	28.6	0.5

	Partners Value	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1999	22.1%	21.0%	1.1%
2000	21.1	-9.1	30.2
2001	-0.9	-11.9	11.0
2002	-17.0	-22.1	5.1
2003	25.4	28.7	-3.3
2004	15.0	10.9	4.1
2005	-2.4	4.9	-7.3
2006	22.5	15.8	6.7
2007	-8.5	5.5	-14.0
2008	-38.1	-37.0	-1.1
2009	31.3	26.5	4.8

Since Inception:
Cumulative Return	1,950.0	1,249.6	700.4
Avg. Annual Return	12.0	10.3	1.7

Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 1999, through December 31, 2009, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended December 31, 2009 was 31.3%, –2.3% and 2.5%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.21% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of the Partners Value Fund (the “Fund”) is measured from June 1, 1983, the inception of Weitz Partners II Limited Partnership (the “Partnership”). As of December 31, 1993, the Fund succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

www.weitzfunds.com 15

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16 Weitz Funds

PARTNERS VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Berkshire Hathaway	8.8%
Liberty Global	4.7
Liberty Media - Interactive	4.5
Redwood Trust	4.0
Dell	4.0
Telephone & Data Systems	4.0
Comcast	3.7
Coinstar	3.5
Omnicare	3.0
Microsoft	3.0
% of Net Assets	43.2%

Industry Sectors
Consumer Discretionary	35.4%
Financials	16.1
Information Technology	7.3
Health Care	7.1
Materials	6.1
Telecommunication Services	4.0
Industrials	3.4
Energy	1.5
Short-Term Securities/Other	19.1
Net Assets	100.0%

Largest Net Purchases and Sales for Quarter Ended December 31, 2009
Net Purchases ($mil)		Net Sales ($mil)

Liberty Media - Starz (new)	$14.5	Liberty Media - Entertainment (eliminated)	$17.8
AutoZone (new)	5.5	Lowe’s (eliminated)	10.1
Liberty Media - Capital	5.2	WellPoint	9.3
Coinstar	5.0	Discovery Communications	6.9
Brown & Brown (new)	4.0	UnitedHealth Group	6.5
Other (net)	17.1		$50.6
	$51.3
Net Portfolio Purchases	$0.7

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2009
Positive ($mil)		Negative ($mil)
Microsoft	$2.6	Coinstar	$(2.4)
WellPoint	2.3	Eagle Materials	(1.3)
Liberty Media - Entertainment	2.3	Redwood Trust	(1.2)
Laboratory Corp. of America	1.6	Dell	(1.2)
UnitedHealth Group	1.6	Washington Post	(0.8)
Other (net)	5.2		$(6.9)
	$15.6
Net Portfolio Gains	$8.7

www.weitzfunds.com 17

PARTNERS VALUE FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2009 • (UNAUDITED)

COMMON STOCKS — 80.9%	Shares	Value
Consumer Discretionary — 35.4%
Broadcasting & Cable TV — 11.5%
Liberty Global, Inc. - Series C*	1,135,000	$24,799,750
Liberty Global, Inc. - Series A*	75,000	1,643,250
Comcast Corp. - CL A Special	1,300,000	20,813,000
Liberty Media Corp. - Starz - Series A*	300,000	13,845,000
Discovery Communications, Inc. - CL A*	100,000	3,067,000
Adelphia Recovery Trust,Series ACC-7* #	2,310,000	–
		64,168,000
Retailing — 9.8%
Liberty Media Corp. -
Interactive - Series A*	2,310,000	25,040,400
Cabela’s, Inc. - CL A*	1,050,000	14,973,000
Ticketmaster*	750,000	9,165,000
AutoZone, Inc.*	35,000	5,532,450
		54,710,850
Consumer Services — 5.1%
Coinstar, Inc.*	700,000	19,446,000
Interval Leisure Group, Inc.*	730,000	9,103,100
		28,549,100
Media — 4.5%
The Washington Post Co. - CL B	30,000	13,188,000
Liberty Media Corp. - Capital - Series A*	320,000	7,641,600
Daily Journal Corp.*	69,703	4,321,586
		25,151,186
Education Services — 2.3%
ITT Educational Services, Inc.*	40,000	3,838,400
Strayer Education, Inc.	15,000	3,187,350
Apollo Group, Inc. - CL A*	50,000	3,029,000
Grand Canyon Education, Inc.*	150,000	2,851,500
		12,906,250
Consumer Durables & Apparel — 2.2%
Mohawk Industries, Inc.*	250,000	11,900,000
		197,385,386

	Shares	Value
Financials — 16.1%
Insurance — 12.1%
Berkshire Hathaway, Inc. - CL B*	15,000	$49,290,000
Willis Group Holdings Ltd.	535,000	14,113,300
Brown & Brown, Inc.	225,000	4,043,250
		67,446,550
Mortgage REIT’s — 4.0%
Redwood Trust, Inc.	1,560,000	22,557,600
		90,004,150
Information Technology — 7.3%
Technology Hardware & Equipment — 4.0%
Dell, Inc.*	1,550,000	22,258,000
Software & Services — 3.3%
Microsoft Corp.	550,000	16,769,500
ACI Worldwide, Inc.*	106,450	1,825,618
		18,595,118
		40,853,118
Health Care — 7.1%
Health Care Equipment & Services — 5.5%
Omnicare, Inc.	700,000	16,926,000
Laboratory Corp. of America Holdings*	180,000	13,471,200
		30,397,200
Managed Health Care — 1.6%
WellPoint, Inc.*	100,000	5,829,000
UnitedHealth Group, Inc.	100,000	3,048,000
		8,877,000
		39,274,200
Materials — 6.1%
Construction Materials — 6.1%
Eagle Materials, Inc.	550,000	14,327,500
Martin Marietta Materials, Inc.	160,000	14,305,600
Vulcan Materials Co.	100,000	5,267,000
		33,900,100

18 Weitz Funds

	Shares	Value
Telecommunication Services — 4.0%
Telecommunication Services — 4.0%
Telephone and Data Systems, Inc. - Special	735,000	$22,197,000
Industrials — 3.4%
Industrial Conglomerates — 2.6%
Tyco International Ltd.	400,000	14,272,000
Professional Services — 0.8%
The Corporate Executive Board Co.	200,000	4,564,000
		18,836,000
Energy — 1.5%
Energy — 1.5%
XTO Energy, Inc.	180,000	8,375,400
Total Common Stocks (Cost $472,904,246)		450,825,354

SHORT-TERM SECURITIES — 19.9%	Principal amount or shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	51,255,580	$51,255,580
U.S. Treasury Bill 0.06% 3/04/10(b)	$60,000,000	59,996,580
Total Short-Term Securities (Cost $111,249,887)		111,252,160
Total Investments in Securities (Cost $584,154,133)		562,077,514
Other Liabilities in Excess of Other Assets — (0.8%)		(4,698,737)
Net Assets — 100.0%		$557,378,777
Net Asset Value Per Share		$16.15

*	Non-income producing

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at December 31, 2009.

(b)	Interest rates presented represent the yield to maturity at the date of purchase.

www.weitzfunds.com 19

HICKORY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz

The Hickory Fund returned +36.5% for the 2009 calendar year, compared to a return of +26.5% for the S&P 500. For the fourth calendar quarter, the Fund increased 1.7% compared to a 6.0% gain for the S&P 500. Liberty Media – Capital tacked another 14% onto its five-fold increase for the year, driven largely by the company’s timely investments in Sirius XM Radio securities. The Fund’s health care stocks rebounded as investors gained confidence that proposed legislation would not be materially negative for LabCorp (+14%) or Omnicare (+7%). ACI Worldwide also rallied 13% as technology stocks continued to lead the market higher.

Coinstar declined 16% during the quarter, paring some of the stock’s healthy gain for the year. This small-cap stock is much more volatile than the company’s underlying business, which continues to make reasonable progress. Investors remain concerned about the Redbox division’s difficult relationships with a few movie studios, and the potential impact on DVD kiosk profitability. We have factored in lower margin assumptions and still think the stock is cheap. Our building materials stocks also declined modestly during the quarter, led by Eagle Materials (-8%) as the cement and wallboard markets remain cyclically challenged. Redwood Trust fell by 5% as investors fretted that the company was being too cautious in deploying its excess capital. We think management’s approach is sensible and will pay long-term dividends.

We purchased two new stocks that are squarely in Hickory’s wheelhouse during the quarter. The Buckle is a casual apparel retailer headquartered in Kearney, Nebraska. The company pursues a prudent, moderate store growth strategy funded with free cash flow. The Buckle’s stores generate robust sales metrics with high operating margins, resulting in strong returns on capital. The business is conservatively financed, and management consistently returns excess capital to shareholders via regular and special dividends. The Knot operates the leading web site catering to couples planning weddings. The business generates revenues from ad-supported and subscription-based content, registry services, merchandise and publishing. We think the company has an opportunity to further monetize its high-value, engaged audience and grow the business for years to come.

Liberty Media – Starz is the Fund’s largest new position at 4.4% of net assets. The Starz tracker made its debut as a separately traded stock in November. While the name is new, the core assets have been in the Liberty Media corporate family for years. The Starz cable television channels have attractive recurring revenue streams that generate plenty of free cash flow. The company also has significant net cash on the balance sheet that management can use to grow the business or shrink the equity. With this raw material in the hands of skilled capital allocators, we expect reasonable per share value growth over the next several years.

The Hickory Fund continues to tilt heavily toward our best smaller company ideas. Other new purchases included for-profit education company ITT Educational Services, insurance broker Brown & Brown and auto parts retailer AutoZone. We funded these purchases partly by selling large-cap companies Comcast, Tyco International, ConocoPhillips, WellPoint, UnitedHealth Group, Discovery Communications and EOG Resources. Nearly 90% of Hickory’s stock investments are in companies with market caps under $10 billion, with a median market cap of $2.4 billion. The Fund’s residual cash position declined to 20% of net assets at quarter end.

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year
Hickory	1.7%	36.5%	-11.5%	-3.2%	-1.5%	9.9%
S&P 500	6.0	26.5	-5.6	0.4	-0.9	8.0
Russell 2000	3.9	27.2	-6.1	0.5	3.5	7.7
NASDAQ Composite	7.2	45.4	-1.2	1.7	-5.1	7.6

See pages 4 and 21 for additional performance disclosures.

20 Weitz Funds

HICKORY FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Hickory Fund as compared to the S&P 500 over the periods indicated.

Year	Hickory (1)	S&P 500 (2)	Relative Results (1)-(2)
1993 (4/1/93)	20.3%	5.5%	14.8%
1994	-17.3	1.3	-18.6
1995	40.5	37.6	2.9
1996	35.3	23.0	12.3
1997	39.2	33.4	5.8
1998	33.0	28.6	4.4
1999	36.7	21.0	15.7
2000	-17.2	-9.1	-8.1
2001	-4.6	-11.9	7.3
2002	-29.3	-22.1	-7.2
2003	47.9	28.7	19.2

Year	Hickory (1)	S&P 500 (2)	Relative Results (1)-(2)
2004	22.6%	10.9%	11.7%
2005	-0.2	4.9	-5.1
2006	22.8	15.8	7.0
2007	-13.1	5.5	-18.6
2008	-41.6	-37.0	-4.6
2009	36.5	26.5	10.0

Since Inception:
Cumulative Return	311.0	241.1	69.9
Avg. Annual Return	8.8	7.6	1.2

Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 1999, through December 31, 2009, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The Fund’s average annual total return for the one, five and ten year periods ended December 31, 2009 was 36.5%, –3.2% and –1.5%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.31% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

www.weitzfunds.com  21

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22 Weitz Funds

HICKORY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Berkshire Hathaway	6.7%
Liberty Media - Interactive	6.4
Redwood Trust	5.4
Liberty Media - Capital	5.0
Liberty Global	5.0
Liberty Media - Starz	4.4
Coinstar	3.9
Omnicare	3.2
Willis Group Holdings	3.1
Dell	3.1
% of Net Assets	46.2%

Industry Sectors
Consumer Discretionary	41.2%
Financials	16.6
Information Technology	5.8
Health Care	5.8
Telecommunication Services	4.4
Materials	4.1
Industrials	1.8
Consumer Staples	0.7
Short-Term Securities/Other	19.6
Net Assets	100.0%

Largest Net Purchases and Sales for Quarter Ended December 31, 2009
Net Purchases ($mil)		Net Sales ($mil)
Liberty Media - Starz (new)	$8.1	Liberty Media - Entertainment (eliminated)	$8.1
AutoZone (new)	3.2	Comcast (eliminated)	5.6
Brown & Brown (new)	2.4	Tyco International (eliminated)	3.9
Coinstar	2.3	ConocoPhillips (eliminated)	3.5
Willis Group Holdings	2.3	Berkshire Hathaway	3.3
Other (net)	5.5		$24.4
	$23.8	Net Portfolio Sales	$0.6

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2009
Positive ($mil)		Negative ($mil)
Liberty Media - Capital	$1.1	Coinstar	$(0.7)
Liberty Media - Entertainment	0.7	Redwood Trust	(0.4)
Laboratory Corp. of America	0.4	Dell	(0.3)
ACI Worldwide	0.4	Eagle Materials	(0.3)
ConocoPhillips	0.4	Liberty Media - Starz	(0.3)
Other (net)	2.5		$(2.0)
	$5.5
Net Portfolio Gains	$3.5

www.weitzfunds.com 23

HICKORY FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2009 • (UNAUDITED)

COMMON STOCKS — 80.4%	Shares	Value
Consumer Discretionary — 41.2%
Retailing — 13.5%
Liberty Media Corp. -
Interactive - Series A*	1,040,000	$11,273,600
Cabela’s, Inc. - CL A*	310,000	4,420,600
Ticketmaster*	264,900	3,237,078
AutoZone, Inc.*	20,000	3,161,400
The Buckle, Inc.	60,000	1,756,800
		23,849,478
Broadcasting & Cable TV — 10.6%
Liberty Global, Inc. - Series C*	400,000	8,740,000
Liberty Media Corp. - Starz - Series A*	170,000	7,845,500
Cumulus Media, Inc. - CL A*	800,000	1,824,000
CIBL, Inc.#	1,005	318,585
		18,728,085
Media — 5.5%
Liberty Media Corp. -
Capital - Series A*	370,000	8,835,600
The Washington Post Co. - CL B	2,000	879,200
		9,714,800
Consumer Services — 5.3%
Coinstar, Inc.*	250,000	6,945,000
Interval Leisure Group, Inc.*	200,000	2,494,000
		9,439,000
Education Services — 3.6%
Grand Canyon Education, Inc.*	225,026	4,277,744
Strayer Education, Inc.	5,000	1,062,450
ITT Educational Services, Inc.*	10,000	959,600
		6,299,794
Consumer Durables & Apparel — 2.7%
Mohawk Industries, Inc.*	100,000	4,760,000
		72,791,157

	Shares	Value
Financials — 16.6%
Insurance — 11.2%
Berkshire Hathaway, Inc. - CL A*	120	$11,904,000
Willis Group Holdings Ltd.	210,000	5,539,800
Brown & Brown, Inc.	130,000	2,336,100
		19,779,900
Mortgage REIT’s — 5.4%
Redwood Trust, Inc.	656,993	9,500,119
		29,280,019
Information Technology — 5.8%
Technology Hardware & Equipment — 3.1%
Dell, Inc.*	380,000	5,456,800
Software & Services — 2.7%
ACI Worldwide, Inc.*	227,143	3,895,502
The Knot, Inc.*	85,600	861,992
Convera Corp.*	310,000	75,330
		4,832,824
		10,289,624
Health Care — 5.8%
Health Care Equipment & Services — 5.8%
Omnicare, Inc.	235,100	5,684,718
Laboratory Corp. of America Holdings*	60,000	4,490,400
		10,175,118
Telecommunication Services — 4.4%
Telecommunication Services — 4.4%
Telephone and Data Systems, Inc. - Special	155,000	4,681,000
LICT Corp.* #	1,005	2,989,875
		7,670,875

24 Weitz Funds

	Shares	Value
Materials — 4.1%
Construction Materials — 4.1%
Eagle Materials, Inc.	140,000	$3,647,000
Martin Marietta Materials, Inc.	40,000	3,576,400
		7,223,400
Industrials — 1.8%
Professional Services — 1.8%
The Corporate Executive Board Co.	141,818	3,236,287
Consumer Staples — 0.7%
Household & Personal Products — 0.7%
Energizer Holdings, Inc.*	20,000	1,225,600
Total Common Stocks (Cost $143,169,683)		141,892,080

SHORT-TERM SECURITIES — 20.1%	Principal amount or shares	Value
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.01%(a) (Cost $35,595,993)	35,595,993	$35,595,993
Total Investments in Securities (Cost $178,765,676)		177,488,073
Other Liabilities in Excess of Other Assets — (0.5%)		(956,282)
Net Assets — 100.0%		$176,531,791
Net Asset Value Per Share		$27.39

*	Non-income producing

#	Illiquid and/or restricted security that has been fair valued.

(a)	Rate presented represents the annualized 7-day yield at December 31, 2009.

www.weitzfunds.com 25

PARTNERS III OPPORTUNITY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz

The Partners III Opportunity Fund returned +42.0% for the 2009 calendar year, compared to a return of +26.5% for the S&P 500. For the fourth calendar quarter, the Fund increased 2.2% compared to a 6.0% gain for the S&P 500. Technology companies Microsoft (+18%) and Google (+25%) continued to generate impressive returns during the quarter. Our managed care stocks also posted greater than 20% gains as the more extreme legislative proposals lost steam in Washington. Liberty Media – Capital tacked another 14% onto its five-fold increase for the year, and Burlington Northern rose 24% after Berkshire Hathaway announced plans to acquire the railroad company at a healthy premium.

Coinstar declined 16% during the quarter, paring some of the stock’s healthy gain for the year. We think Coinstar’s stock is much more volatile than the company’s growing underlying business, and we increased our position during the quarter. Intelligent Systems fell 28% after rising 76% in the third quarter. We have owned this micro-cap stock for more than 18 years, and we raised our stake through a rights offering last summer. Between the company’s prosaic ChemFree business (industrial parts washers) and its CoreCard software unit, we think entrepreneurial CEO Leland Strange has enough raw material to one day reward patient shareholders. Finally, the Fund’s short positions detracted modestly from the quarter’s results, which is not unusual in a rising stock market.

Liberty Media – Starz was the Fund’s largest purchase during the quarter, representing 4.1% of net assets.

The Starz tracker made its debut as a separately traded stock in November. While the name is new, the core assets have been in the Liberty Media corporate family for years. The Starz cable television channels have attractive recurring revenue streams that generate plenty of free cash flow. The company also has significant net cash on the balance sheet that management can use to grow the business or shrink the equity. With these assets in the hands of skilled capital allocators, we expect reasonable per share value growth over the next several years.

We increased our stake in Liberty Global after they announced the acquisition of German cable company Unitymedia. We think the deal makes financial and strategic sense, and we look forward to watching Mike Fries and his team integrate and grow this business. We also doubled our holdings of both Ticketmaster and Interval Leisure, two of the spin-offs from Barry Diller’s IAC/InterActiveCorp. Both companies are market leaders with terrific cash flow engines, operating in currently out-of-favor industries. We sold Discovery Communications and Lowe’s Companies when the stocks approached our estimates of intrinsic value. We further re-shaped our media holdings by selling News Corporation and eliminating our exposure to DIRECTV Group.

The Fund is 76% “net long” at quarter end, little changed from the September quarter. Long positions equal 94% of net assets and short positions approximate 18% of net assets. The Fund’s short positions remain concentrated in broad-based small and mid-cap stock ETF’s.

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners III	2.2%	42.0%	-6.7%	-0.6%	7.2%	12.7%	11.8%	12.7%
S&P 500	6.0	26.5	-5.6	0.4	-0.9	8.0	8.2	10.5
Russell 2000	3.9	27.2	-6.1	0.5	3.5	7.7	N/A	N/A
NASDAQ Composite	7.2	45.4	-1.2	1.7	-5.1	7.6	8.4	9.3

See pages 4 and 27 for additional performance disclosures.

26 Weitz Funds

PARTNERS III OPPORTUNITY FUND
PERFORMANCE • (UNAUDITED)

The following table summarizes performance information for the Partners III Opportunity Fund (“Partners III”) and its predecessor, Weitz Partners III-Limited Partnership (the “Partnership”).

Year	Partner III (1)	S&P 500 (2)	Relative Results (1)-(2)
1983 (6/1/83)	8.6%	4.2%	4.4%
1984	11.2	6.1	5.1
1985	38.6	31.6	7.0
1986	8.5	18.6	-10.1
1987	-1.4	5.1	-6.5
1988	19.5	16.6	2.9
1989	19.4	31.7	-12.3
1990	-5.5	-3.1	-2.4
1991	23.2	30.5	-7.3
1992	13.5	7.6	5.9
1993	32.3	10.1	22.2
1994	-11.1	1.3	-12.4
1995	43.3	37.6	5.7
1996	25.0	23.0	2.0
1997	37.1	33.4	3.7
1998	10.9	28.6	-17.7

Year	Partner III (1)	S&P 500 (2)	Relative Results (1)-(2)
1999	10.6%	21.0%	-10.4%
2000	32.4	-9.1	41.5
2001	6.6	-11.9	18.5
2002	-16.1	-22.1	6.0
2003	42.6	28.7	13.9
2004	22.1	10.9	11.2
2005	-0.7	4.9	-5.6
2006	20.4	15.8	4.6
2007	-12.9	5.5	-18.4
2008	-34.4	-37.0	2.6
2009	42.0	26.5	15.5

Since Inception:
Cumulative Return	2,290.1	1,249.6	1,040.5
Avg. Annual Return	12.7	10.3	2.4

Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in Partners III for the period March 31, 1999, through December 31, 2009 as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

The average annual total return of Partners III for the one, five and ten year periods ended December 31, 2009 was 42.0%, -0.6% and 7.2%, respectively. These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.82% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in Partners III will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of Partners III is measured from June 1, 1983, the inception of the Partnership. As of December 30, 2005, Partners III succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of Partners III are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before Partners III became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

www.weitzfunds.com 27

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28 Weitz Funds

PARTNERS III OPPORTUNITY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Berkshire Hathaway	12.0%
Liberty Media - Interactive	6.4
Liberty Global	6.0
Redwood Trust	5.5
Liberty Media - Capital	4.8
Liberty Media - Starz	4.1
Coinstar	3.8
Microsoft	3.6
Comcast	3.2
Dell	3.2
% of Net Assets	52.6%

Industry Sectors
Consumer Discretionary	40.4%
Financials	20.1
Information Technology	11.6
Industrials	5.9
Health Care	5.2
Materials	3.8
Energy	3.3
Telecommunication Services	2.3
Corporate Bonds	0.9
Total Long Positions	93.5
Securities Sold Short	(17.4)
Net Long Positions	76.1
Short Proceeds/Other	23.9
Net Assets	100.0%

Largest Net Purchases and Sales for Quarter Ended December 31, 2009
Net Purchases ($mil)		Net Sales ($mil)
Liberty Media - Starz (new)	$9.5	Liberty Media - Entertainment (eliminated)	$12.1
Liberty Global	4.1	News Corp. (eliminated)	3.2
Coinstar	2.6	WellPoint	2.3
Willis Group Holdings	2.3	Discovery Communications (eliminated)	2.1
Ticketmaster	2.1	UnitedHealth Group	2.0
Other (net)	3.2		$21.7
	$23.8
Net Portfolio Purchases	$2.1

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2009
Positive ($mil)		Negative ($mil)
Liberty Media - Capital	$1.3	Short Positions	$(1.8)
Microsoft	1.3	Coinstar	(0.8)
Liberty Media - Entertainment	1.2	Intelligent Systems	(0.8)
WellPoint	1.2	Redwood Trust	(0.6)
Burlington Northern Santa Fe	1.1	Eagle Materials	(0.4)
Other (net)	3.8		$(4.4)
	$9.9
Net Portfolio Gains	$5.5

www.weitzfunds.com 29

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2009 • (UNAUDITED)

COMMON STOCKS — 92.6%	Shares	Value
Consumer Discretionary — 40.4%
Broadcasting & Cable TV — 14.7%
Liberty Global, Inc. - Series C* (a)	460,700	$10,066,295
Liberty Global, Inc. - Series A*	150,000	3,286,500
Liberty Media Corp. -
Starz - Series A*	200,000	9,230,000
Comcast Corp. - CL A Special	450,000	7,204,500
Cumulus Media, Inc. - CL A*	1,228,600	2,801,208
		32,588,503
Retailing — 10.5%
Liberty Media Corp. -
Interactive - Series A* (a)	1,310,000	14,200,400
Cabela’s, Inc. - CL A* (a)	380,000	5,418,800
Ticketmaster*	311,851	3,810,819
		23,430,019
Media — 5.8%
Liberty Media Corp. -
Capital - Series A* (a)	450,000	10,746,000
The Washington Post Co. - CL B(a)	5,000	2,198,000
		12,944,000
Consumer Services — 5.1%
Coinstar, Inc.*	300,800	8,356,224
Interval Leisure Group, Inc.*	230,000	2,868,100
		11,224,324
Education Services — 2.2%
Grand Canyon Education, Inc.*	260,000	4,942,600
Consumer Durables & Apparel — 2.1%
Mohawk Industries, Inc.*	100,000	4,760,000
		89,889,446

	Shares	Value
Financials — 20.1%
Insurance — 14.6%
Berkshire Hathaway, Inc. - CL B* (a)	6,000	$19,716,000
Berkshire Hathaway, Inc. - CL A* (a)	70	6,944,000
Willis Group Holdings Ltd.	220,000	5,803,600
		32,463,600
Mortgage REIT’s — 5.5%
Redwood Trust, Inc.(a)	850,000	12,291,000
		44,754,600
Information Technology — 11.6%
Software & Services — 8.3%
Microsoft Corp.	260,000	7,927,400
Google, Inc. - CL A* (a)	8,000	4,959,840
ACI Worldwide, Inc.*	190,000	3,258,500
Intelligent Systems Corp.* # †	2,269,600	2,133,424
The Knot, Inc.*	10,500	105,735
Convera Corp.*	280,000	68,040
		18,452,939

Technology Hardware & Equipment — 3.3%
Dell, Inc.*	500,000	7,180,000
Continental Resources* #	700	280,000
		7,460,000
		25,912,939
Industrials — 5.9%
Transportation — 2.5%
Burlington Northern Santa Fe Corp.	55,000	5,424,100
Industrial Conglomerates — 2.1%
Tyco International Ltd.	130,000	4,638,400
Professional Services — 1.3%
The Corporate Executive Board Co.	130,000	2,966,600
		13,029,100

30 Weitz Funds

	Shares	Value
Health Care — 5.2%
Health Care Equipment & Services — 2.9%
Omnicare, Inc.(a)	270,000	$6,528,600
Managed Health Care — 2.3%
WellPoint, Inc.* (a)	70,000	4,080,300
UnitedHealth Group, Inc.	35,000	1,066,800
		5,147,100
		11,675,700
Materials — 3.8%
Construction Materials — 3.8%
Eagle Materials, Inc.	190,000	4,949,500
Martin Marietta Materials, Inc.	40,000	3,576,400
		8,525,900
Energy — 3.3%
Energy — 3.3%
ConocoPhillips	110,000	5,617,700
EOG Resources, Inc.	10,000	973,000
XTO Energy, Inc.	15,000	697,950
		7,288,650
Telecommunication Services — 2.3%
Telecommunication Services — 2.3%
Telephone and Data Systems, Inc. - Special(a)	170,000	5,134,000
Total Common Stocks
(Cost $185,631,559)		206,210,335

CORPORATE BONDS — 0.9%	Principal amount or shares	Value
Mohawk Industries, Inc.
6.5% 1/15/11 (Cost $1,862,765)	$2,000,000	$2,060,000

SHORT-TERM SECURITIES — 7.4%
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.01%(b) (Cost $16,582,513)	16,582,513	16,582,513
Total Investments in Securities
(Cost $204,076,837)		224,852,848
Due From Broker(a) — 16.6%		36,853,680
Securities Sold Short — (17.4%)		(38,797,300)
Other Liabilities in Excess of Other Assets — (0.1%)		(297,095)
Net Assets — 100.0%		$222,612,133
Net Asset Value Per Share		$8.75

SECURITIES SOLD SHORT — (17.4%)
Ishares Dow Jones U.S. Real Estate Fund	60,000	$(2,755,200)
Ishares Russell 2000 Fund	220,000	(13,697,200)
Ishares Russell 2000 Value Fund	200,000	(11,608,000)
Ishares Russell Midcap Fund	120,000	(9,902,400)
Sears Holdings Corp.	10,000	(834,500)
Total Securities Sold Short
(proceeds $51,938,254)		$(38,797,300)

*	Non-income producing

†	Controlled affiliate

#	Illiquid and/or restricted security that has been fair valued.

(a)	Fully or partially pledged as collateral on securities sold short and outstanding written options.

(b)	Rate presented represents the annualized 7-day yield at December 31, 2009.

 www.weitzfunds.com 31

BALANCED FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Bradley P. Hinton

The Balanced Fund returned +28.8% for the 2009 calendar year, compared to a +18.0% return for the Blended Index. For the fourth calendar quarter, the Fund increased 2.4% compared to a 3.7% gain for the Blended Index. Microsoft’s stock increased another 18% as the company reported solid quarterly results and launched the Windows 7 release. Health care companies LabCorp (+14%), UnitedHealth Group (+22%) and WellPoint (+23%) delivered the largest sector returns as the more extreme legislative proposals lost steam in Washington. Global spirits leader Diageo gained 13% as the world economy showed early signs of recovery. Our higher yielding bonds also showed continued price appreciation, supplementing already strong coupon cash flows.

Coinstar declined 16% during the quarter, paring some of the stock’s healthy gain for the year. This small-cap stock is much more volatile than the company’s underlying business, which continues to make reasonable progress. Investors remain concerned about the Redbox division’s difficult relationships with a few movie studios, and the potential impact on DVD kiosk profitability. We have factored in lower margin assumptions and still think the stock is cheap. Apollo Group fell 18% amid concerns about the company’s revenue recognition policies and continued negative headlines about the for-profit education industry. We believe the issues are manageable and think the $60 stock price reflects undue pessimism. Our building materials stocks also declined modestly during the quarter, led by Eagle Materials (-8%) as the cement and wallboard markets remain cyclically challenged.

The Fund’s equity exposure is relatively unchanged at 55% of net assets. We bought a handful of new companies during the quarter. Purchases included consulting giant Accenture plc, auto parts retailer AutoZone, cable channel operator Liberty Media – Starz and for-profit education company ITT Educational Services. All four companies generate plenty of free cash flow per share and are willing to buy back stock in size when it makes sense. We also purchased shares of Monsanto (seeds, genomics and herbicides) and Compass Minerals (salt and specialty potash), increasing our agriculture-related materials exposure.

We recycled capital out of several stocks as they approached our estimates of value. We sold WellPoint, UnitedHealth Group, News Corporation, DIRECTV Group and American Express after strong recoveries from the March lows. We also sold The Washington Post, which we think remains undervalued, to focus on other pure-play, higher-conviction education and cable companies.

The Fund’s fixed income results were terrific in 2009, especially in corporate bonds. However, the prospective return outlook for most bonds is far less exciting. Our corporate exposure remains 13% of net assets. Valmont Industries was the only new credit we purchased during the quarter. We also added to our Coinstar convertible debt holdings at prices below par. Mortgage-backed securities (MBS) account for 11% of net assets. Our holdings remain largely concentrated in seasoned, federal agency MBS with relatively short expected lives. These securities offer reasonable coupon income with little risk of negative surprises. We continue to avoid Treasury securities at current price levels, and cash reserves represent 20% of net assets.

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	Since Inception
Balanced Fund	2.4%	28.8%	-3.7%	0.8%	3.0%
Blended Index	3.7	18.0	-1.0	2.1	4.0
S&P 500	6.0	26.5	-5.6	0.4	3.9
Barclays Intermediate Credit	0.3	5.2	5.9	4.7	4.2

See page 4 for additional performance disclosures.

32 Weitz Funds

BALANCED FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Berkshire Hathaway	3.6%
Comcast	2.3
Redwood Trust	2.3
Microsoft	2.2
Martin Marietta Materials	2.2
Laboratory Corp. of America	2.1
Dell	2.0
Coinstar	2.0
United Parcel Service	2.0
Diageo	2.0
% of Net Assets	22.7%

Industry Sectors
Consumer Discretionary	20.2%
Financials	8.2
Materials	6.6
Information Technology	6.4
Consumer Staples	4.0
Health Care	3.9
Energy	3.4
Industrials	2.0
Total Common Stocks	54.7%
Short-Term Securities/Other	19.5%
Corporate Bonds	13.2
Mortgage-Backed Securities	11.1
Convertible Bonds	1.1
Taxable Municipal Bonds	0.4
Total Bonds & Short-Term Securities	45.3%
Net Assets	100.0%

Largest Net Contributions to Investment Results for Quarter Ended December 31, 2009
Positive (000’s)		Negative (000’s)
Microsoft	$237	Coinstar	$(227)
Laboratory Corp. of America	183	Apollo Group	(119)
Diageo	158	Eagle Materials	(86)
UnitedHealth Group	155	Redwood Trust	(56)
WellPoint	152	Willis Group Holdings	(45)
Other (net)	1,346		$(533)
	$2,231
Net Portfolio Gains	$1,698

www.weitzfunds.com 33

BALANCED FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2009 • (UNAUDITED)

COMMON STOCKS — 54.7%	Shares	Value
Consumer Discretionary — 20.2%
Broadcasting & Cable TV — 6.1%
Comcast Corp. - CL A Special	100,000	$1,601,000
Liberty Global, Inc. - Series A*	60,000	1,314,600
Liberty Media Corp. - Starz - Series A*	15,000	692,250
Discovery Communications, Inc. - CL C*	25,000	663,000
		4,270,850
Retailing — 5.3%
Liberty Media Corp. - Interactive - Series A*	100,000	1,084,000
Cabela’s, Inc. - CL A*	75,000	1,069,500
Ticketmaster*	70,000	855,400
AutoZone, Inc.*	4,500	711,315
		3,720,215
Education Services — 4.9%
Grand Canyon Education, Inc.*	60,000	1,140,600
Strayer Education, Inc.	5,000	1,062,450
Apollo Group, Inc. - CL A*	12,500	757,250
ITT Educational Services, Inc.*	5,000	479,800
		3,440,100
Consumer Services — 2.9%
Coinstar, Inc.*	50,000	1,389,000
Interval Leisure Group, Inc.*	50,000	623,500
		2,012,500
Consumer Durables & Apparel — 1.0%
Mohawk Industries, Inc.*	15,000	714,000
		14,157,665
Financials — 8.2%
Insurance — 5.9%
Berkshire Hathaway, Inc. - CL B*	775	2,546,650
Willis Group Holdings Ltd.	40,000	1,055,200
Brown & Brown, Inc.	30,000	539,100
		4,140,950
Mortgage REIT’s — 2.3%
Redwood Trust, Inc.	110,000	1,590,600
		5,731,550

	Shares	Value
Materials — 6.6%
Construction Materials — 4.7%
Martin Marietta Materials, Inc.	17,000	$1,519,970
Eagle Materials, Inc.	37,000	963,850
Vulcan Materials Co.	15,000	790,050
		3,273,870
Fertilizers & Agricultural Chemicals — 1.4%
Monsanto Co.	7,500	613,125
Potash Corp. of Saskatchewan, Inc.	3,500	379,750
		992,875
Metals & Mining — 0.5%
Compass Minerals International, Inc.	5,500	369,545
		4,636,290
Information Technology — 6.4%
Software & Services — 4.4%
Microsoft Corp.	50,000	1,524,500
ACI Worldwide, Inc.*	47,500	814,625
Accenture plc - CL A	17,500	726,250
		3,065,375
Technology Hardware & Equipment — 2.0%
Dell, Inc.*	100,000	1,436,000
		4,501,375
Consumer Staples — 4.0%
Food Beverage & Tobacco — 2.0%
Diageo plc - Sponsored ADR	20,000	1,388,200
Hypermarkets & Super Centers — 1.1%
Wal-Mart Stores, Inc.	15,000	801,750
Household & Personal Products — 0.9%
The Procter & Gamble Co.	10,000	606,300
		2,796,250
Health Care — 3.9%
Health Care Equipment & Services — 3.9%
Laboratory Corp. of America Holdings*	20,000	1,496,800
Omnicare, Inc.	50,000	1,209,000
		2,705,800

34 Weitz Funds

	Principal amount or shares	Value
Energy — 3.4%

Energy — 3.4%
XTO Energy, Inc.	25,000	$1,163,250
EOG Resources, Inc.	4,500	437,850
Apache Corp.	2,500	257,925
Devon Energy Corp.	3,500	257,250
ConocoPhillips	5,000	255,350
		2,371,625
Industrials — 2.0%

Transportation — 2.0%
United Parcel Service, Inc.	25,000	1,434,250
Total Common Stocks
(Cost $35,144,626)		38,334,805

CORPORATE BONDS — 13.2%
American Express Credit Corp.
7.3% 8/20/13	$650,000	731,110
Berkshire Hathaway Finance Corp.
4.2% 12/15/10	300,000	310,656
Comcast Corp.
6.5% 1/15/15	300,000	336,470
4.95% 6/15/16	193,000	198,479
Dell, Inc.
5.625% 4/15/14	250,000	272,620
Host Hotels & Resorts LP
6.875% 11/01/14	500,000	505,625
JP Morgan Chase & Co.
4.75% 5/01/13	100,000	105,633
Level 3 Financing, Inc.
9.25% 11/01/14	750,000	712,500
Liberty Media LLC
5.7% 5/15/13	750,000	718,125
Markel Corp.
6.8% 2/15/13	300,000	303,408
Mohawk Industries, Inc.
6.5% 1/15/11	400,000	412,000

	Principal amount or shares	Value
Republic Services, Inc. (Allied Waste)
6.125% 2/15/14	$1,000,000	$1,018,300
Texas Industries, Inc.
7.25% 7/15/13	250,000	246,875
Time Warner Cable, Inc.
5.4% 7/02/12	250,000	267,264
7.5% 4/01/14	120,000	138,389
USG Corp.
6.3% 11/15/16	800,000	720,000
Valmont Industries, Inc.
6.875% 5/01/14	350,000	361,375
WellPoint, Inc.
6.0% 2/15/14	250,000	271,371
Wells Fargo & Co.
3.98% 10/29/10	250,000	256,770
4.375% 1/31/13	750,000	779,568
Willis North America, Inc.
6.2% 3/28/17	250,000	248,188
WM Wrigley Jr. Co.
4.3% 7/15/10	350,000	354,237
Total Corporate Bonds
(Cost $8,363,805)		9,268,963

CONVERTIBLE BONDS — 1.1%
Coinstar, Inc. 4% 9/01/14 (Cost $742,327)	750,000	750,000

MORTGAGE-BACKED SECURITIES — 11.1%(c)
Federal Home Loan Mortgage Corporation — 6.0%
Collateralized Mortgage Obligations — 6.0%
2665 CL WY — 4.5% 2027 (0.2 years)	214,133	215,008
2945 CL PC — 5.5% 2028 (0.5 years)	500,000	510,390
3028 CL MB — 5.0% 2026 (0.5 years)	166,884	170,097
3200 CL AD — 5.5% 2029 (0.8 years)	387,555	400,831
R001 CL AE — 4.375% 2015 (1.1 years)	272,439	279,549
2975 CL OD — 5.5% 2027 (1.1 years)	800,000	830,150
2542 CL LD — 5.0% 2022 (1.4 years)	553,998	578,480
2831 CL AB — 5.0% 2018 (1.5 years)	180,498	188,206
2926 CL AB — 5.0% 2019 (1.6 years)	476,734	497,192
2627 CL LE — 3.0% 2017 (1.9 years)	547,663	557,819
		4,227,722

www.weitzfunds.com 35

BALANCED FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

	Principal amount	Value
Federal National Mortgage Association — 4.1%
Collateralized Mortgage Obligations — 4.1%
2003-87 CL TG — 4.5% 2014 (0.0 years)	$24,798	$24,795
2002-55 CL VA — 5.5% 2013 (0.2 years)	147,366	148,095
2003-4 CL PD — 5.0% 2016 (0.6 years)	440,861	449,080
2005-59 CL PB — 5.5% 2028 (1.2 years)	650,000	678,116
2003-83 CL VA — 5.5% 2014 (1.4 years)	219,776	230,126
2002-91 CL QG — 5.0% 2018 (2.9 years)	750,000	793,936
2003-9 CL DB — 5.0% 2018 (3.8 years)	500,000	530,121
		2,854,269
Non-Government Agency — 1.0%
Collateralized Mortgage Obligations — 1.0%
CDMC 2003-7P CL A4 — 3.37% 2017
(Adjustable Rate) (1.2 years)(d)	513,414	473,500
Chase 2004-S1 CL A6 — 4.5% 2019
(3.3 years)	265,943	236,125
		709,625
Total Mortgage-Backed Securities
(Cost $7,570,041)		7,791,616

TAXABLE MUNICIPAL BONDS — 0.4%
University of California 4.85% 5/15/13
(Cost $298,616)	300,000	314,559

SHORT-TERM SECURITIES — 19.3%	Principal amount or shares	Value
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.01%(a)	1,521,159	$1,521,159
U.S. Treasury Bills, 0.06% to 0.13%, 3/04/10 to 5/20/10(b)	$12,000,000	11,997,957
Total Short-Term Securities
(Cost $13,518,799)		13,519,116
Total Investments in Securities
(Cost $65,638,214)		69,979,059
Other Assets Less Other Liabilities — 0.2%		124,024
Net Assets — 100.0%		$70,103,083
Net Asset Value Per Share		$9.90

*	Non-income producing

(a)	Rate presented represents the annualized 7-day yield at December 31, 2009.

(b)	Interest rates presented represent the yield to maturity at the date of purchase.

(c)	Number of years indicated represents estimated average life of mortgage-backed securities.

(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

36 Weitz Funds

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Short-Intermediate Income Fund had a solid year, returning +10.8% for the 12 months ended December 31, compared to a +5.2% return for the Barclays Capital Intermediate U.S. Government/Credit Index (BCIGC), our Fund’s primary benchmark. For the fourth calendar quarter the Short-Intermediate Income Fund returned +0.7%, compared to a +0.3% return for the BCIGC.

Corporate bonds and other credit sensitive securities continued to be the performance leaders in the fourth quarter. Strong inflows into fixed-income funds as investors reallocated portfolios away from near-zero return money market and/or equity funds and hints of economic recovery helped to push credit spreads to their lowest point of the year. A broad measure of corporate bond spreads (the incremental return investors demand above U.S. Treasury bonds for owning corporate debt) composed by Merrill Lynch fell to 190 basis points as of December 31, down an additional 45 basis points in the fourth quarter (a basis point represents one one-hundredth of a percentage point). Since the beginning of the year, corporate bond spreads have declined more than 4% (400 basis points) for higher quality bonds and 10% (1,000 basis points) for lower quality or non-investment grade bonds. This re-pricing of credit risk in 2009 and rally in corporate bond prices has helped to generate sizable returns for investors, our Fund included.

U.S. Treasury bond prices declined in the fourth quarter amid evidence of economic improvement, fears of rising inflation and the prospect of continued heavy supply of Treasury bonds to finance our gaping deficit. Yields for longer-term Treasury bonds rose as much as 50 basis points (1/2 percent) causing the yield curve, the difference between short-term and long-term interest rates, to widen to a record in the quarter. Overall, the rise in Treasury bond yields in the quarter, the base rates upon which all other bonds are priced, dampened the strong corporate bond performance and left most bond investors with modest returns in the quarter.

Principal contributors to our Fund’s results in the quarter came from the financial segment of our corporate bond investments, as well as most of our non-investment grade holdings. Key financial segment contributors included bonds issued by American Express, Goldman Sachs, JP Morgan, Swiss RE and Wells Fargo. Together they represented approximately 10% of Fund net assets at quarter end. Our non-investment grade investments, also about 10% of Fund net assets, continued to perform well in the quarter. Host Hotels and Resorts, Level 3 Financing, Liberty Media and USG Corp bonds exhibited strong price appreciation, supplementing their already strong interest income cash flows. Our corporate bond weighting rose modestly in the quarter to 35% at quarter end from 34% at September 30.

Principal detractors to Fund results included the approximately 2% of Fund net assets in the common stock of Redwood Trust, down 5% in the quarter and our small exposure, about 8%, to U.S. Treasury bonds. We believe our investment in Redwood Trust, a seasoned investor in residential real estate, has and will provide solid cash dividend returns for our Fund over time. In addition, we believe capital appreciation for this shareholder-oriented company is possible as it judiciously deploys capital and should the gap close between today’s stock price and our estimate of business value.

The balance of our portfolio performed reasonably well in the quarter, generating mostly coupon income returns with modest price depreciation.

Investment activity was balanced in the quarter as we selectively added to most segments of our portfolio (corporate bonds, mortgage-backed securities, agency step-up bonds and our small common equity position mentioned above) as we identified securities with favorable risk/reward characteristics over our extended investment horizon.

Overall portfolio metrics changed modestly during the quarter with the average maturity increasing to 3.8 years from 3.5 years at September 30 and average duration
www.weitzfunds.com 37

 increasing to 2.0 from 1.7 years. The average credit quality for the portfolio remains solid at AA-.

Outlook

The dramatic re-pricing of credit risk last year was a welcome benefit to our Fund’s 2009 results as both absolute and relative returns were strong. Today’s lower credit spreads and low Treasury interest rates, however, leave us with a more subdued outlook for future bond investor returns as those returns are principally driven by the interest income earned (and reinvested) over the life of the investment. While the prospects for inflation, the bond investor’s boogeyman, appear low in 2010, the longer term outlook holds the possibility for much higher rates of inflation. Consequently, we expect to continue to position the Fund defensively relative to interest rate exposure while we patiently seek out areas of opportunity. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned to take advantage of any market weakness.

	Total Return	Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year
Short-Intermediate Income Fund	10.8%	6.4%	4.9%	5.6%	6.1%	6.1%
Barclays Capital Indexes:
Intermediate U.S. Government/Credit	5.2	5.9	4.7	5.9	6.3	6.6
1-5 Year U.S. Government/Credit	4.6	5.7	4.5	5.4	5.8	6.2
1-3 Year U.S. Government/Credit	3.8	5.2	4.3	4.9	5.4	5.7

See page 4 for additional performance disclosures.

38 Weitz Funds

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

Credit Quality Ratings
U.S. Treasury	7.9%
U.S. Government Agency Mortgage Related Securities	28.9
Aaa/AAA	13.6
Aa/AA	4.7
A/A	9.0
Baa/BBB	13.9
Ba/BB	5.6
B/B	1.1
Caa/CCC	0.4
Non-rated	1.0
Common Stocks	1.7
Short-Term Securities/Other	12.2
Net Assets	100.0%

Sector Breakdown
Corporate Bonds	35.4%
Mortgage-Backed Securities	29.8
Short-Term Securities/Other	12.2
Government Agency	9.3
U.S. Treasury	7.9
Taxable Municipal Bonds	2.4
Common Stocks	1.7
Convertible Bonds	1.3
Net Assets	100.0%

Financial Attributes
Average Maturity	3.8 years
Average Duration	2.0 years
Average Coupon	4.4%
Average Rating	AA-
30-Day SEC Yield at 12-31-09	2.8%

Maturity Distribution
Short-Term Securities/Other	12.2%
Less than 1 Year	5.7
1 to 3 Years	33.6
3 to 5 Years	23.1
5 to 7 Years	14.1
7 to 10 Years	9.4
10 Years or more	0.2
Common Stock	1.7
Net Assets	100.0%

www.weitzfunds.com  39

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2009 • (UNAUDITED)

CORPORATE BONDS — 35.4%	Principal amount	Value
American Express Co.
Centurion Bank 5.55% 10/17/12	$2,000,000	$2,140,240
Credit Corp. 7.3% 8/20/13	3,260,000	3,666,799
FSB Bank 5.55% 10/17/12	1,609,000	1,721,823
FSB Bank 6.0% 9/13/17	2,500,000	2,597,803
8.125% 5/20/19	1,000,000	1,187,075
Anheuser-Busch InBev
5.375% 11/15/14(d)	4,000,000	4,239,552
AutoZone, Inc.
5.75% 1/15/15	1,250,000	1,357,108
Berkshire Hathaway Finance Corp.
4.2% 12/15/10	375,000	388,320
4.6% 5/15/13	3,000,000	3,170,766
4.625% 10/15/13	2,129,000	2,271,679
4.85% 1/15/15	1,500,000	1,607,762
5.4% 5/15/18	5,000,000	5,232,735
Boston Properties LP
5.625% 4/15/15	2,000,000	2,061,064
5.875% 10/15/19	4,000,000	4,019,920
Comcast Corp.
10.625% 7/15/12	2,000,000	2,361,178
6.5% 1/15/15	2,081,000	2,333,981
4.95% 6/15/16	675,000	694,161
Dell, Inc.
5.625% 4/15/14	1,250,000	1,363,101
Diageo Capital plc
4.85% 5/15/18	3,941,000	3,898,181
DIRECTV Holdings
4.75% 10/01/14(d)	2,000,000	2,043,672
Goldman Sachs Group, Inc.
5.35% 1/15/16	3,000,000	3,119,994
Home Depot, Inc.
4.625% 8/15/10	1,500,000	1,535,794
Host Hotels & Resorts LP
6.875% 11/01/14	2,500,000	2,528,125
JP Morgan Chase & Co.
5.35% 2/01/12 (Bear Stearns Co., Inc.)	2,000,000	2,126,194
4.75% 5/01/13	1,900,000	2,007,033
5.15% 10/01/15	5,500,000	5,702,543
6.3% 4/23/19	2,500,000	2,755,090
Leucadia National Corp.
7.125% 3/15/17	2,500,000	2,375,000
Level 3 Financing, Inc.
9.25% 11/01/14	2,000,000	1,900,000
Liberty Media LLC
5.7% 5/15/13	5,240,000	5,017,300

	Principal amount	Value
Markel Corp.
6.8% 2/15/13	$5,475,000	$5,537,196
7.125% 9/30/19	1,800,000	1,861,857
Mead Johnson Nutrition Co.
3.5% 11/01/14(d)	2,000,000	1,979,380
Mohawk Industries, Inc.
6.5% 1/15/11	3,695,000	3,805,850
6.875% 1/15/16	5,000,000	5,000,000
News America Holdings
9.25% 2/01/13	2,222,000	2,594,274
Republic Services, Inc. (Allied Waste)
6.125% 2/15/14	13,990,000	14,246,017
Swiss Re (General Electric Global Insurance)
6.45% 3/01/19	5,000,000	4,998,930
Target Corp.
8.6% 1/15/12	3,000,000	3,373,380
Texas Industries, Inc.
7.25% 7/15/13	1,250,000	1,234,375
Time Warner Cable, Inc.
5.4% 7/02/12	2,000,000	2,138,108
7.5% 4/01/14	1,700,000	1,960,510
Time Warner, Inc.
6.875% 5/01/12	4,189,000	4,588,363
UnitedHealth Group, Inc.
4.75% 2/10/14	3,000,000	3,076,686
USG Corp.
6.3% 11/15/16	5,000,000	4,500,000
Valmont Industries, Inc.
6.875% 5/01/14	3,740,000	3,861,550
Washington Post Co.
7.25% 2/01/19	3,500,000	3,849,933
WellPoint, Inc.
5.0% 1/15/11	1,000,000	1,034,220
6.0% 2/15/14	2,000,000	2,170,964
Wells Fargo & Co.
3.98% 10/29/10	1,750,000	1,797,388
4.375% 1/31/13	4,000,000	4,157,696
3.75% 10/01/14	6,000,000	5,988,762
4.875% 2/01/15 (Wachovia Bank)	6,070,000	6,206,114
Whirlpool Corp.
8.0% 5/01/12	1,000,000	1,083,980
Willis North America, Inc.
5.625% 7/15/15	2,000,000	1,960,992
6.2% 3/28/17	4,753,000	4,718,541
WM Wrigley Jr. Co.
4.3% 7/15/10	5,285,000	5,348,985

40 Weitz Funds

	Principal amount	Value
XTO Energy, Inc.
5.75% 12/15/13	$2,250,000	$2,505,226
Yum! Brands, Inc.
4.25% 9/15/15	1,000,000	1,004,260
Total Corporate Bonds
(Cost $171,940,106)		184,007,530

CONVERTIBLE BONDS — 1.3%
Coinstar, Inc.
4% 9/01/14 (Cost $6,415,200)	6,550,000	6,550,000

MORTGAGE-BACKED SECURITIES — 29.8%(c)
Federal Home Loan Mortgage Corporation — 13.5%
Collateralized Mortgage Obligations — 12.4%
2921 CL A — 5.5% 2018 (0.1 years)	123,516	123,714
2665 CL WY — 4.5% 2027 (0.2 years)	1,142,041	1,146,707
2692 CL QT — 4.5% 2018 (0.4 years)	800,635	810,830
2945 CL PC — 5.5% 2028 (0.5 years)	2,000,000	2,041,562
2743 CL HC — 4.5% 2015 (0.5 years)	1,730,181	1,760,763
2765 CL JN — 4.0% 2019 (0.6 years)	583,826	592,942
3200 CL AD — 5.5% 2029 (0.8 years)	6,588,438	6,814,129
3200 CL NA — 5.5% 2032 (0.8 years)	1,869,302	1,934,842
R001 CL AE — 4.375% 2015 (1.1 years)	1,634,632	1,677,292
2975 CL OD — 5.5% 2027 (1.1 years)	2,700,000	2,801,758
3098 CL HA — 5.5% 2023 (1.1 years)	2,881,461	2,994,352
R009 CL AJ — 5.75% 2018 (1.2 years)	1,079,285	1,124,980
2829 CL DJ — 4.5% 2018 (1.4 years)	4,180,709	4,324,107
R010 CL AB — 5.5% 2019 (1.4 years)	4,496,567	4,718,509
R011 CL AB — 5.5% 2020 (1.4 years)	1,717,824	1,805,372
3036 CL JH — 5.0% 2031 (1.4 years)	4,517,853	4,698,247
2831 CL AB — 5.0% 2018 (1.5 years)	721,993	752,823
2999 CL NB — 4.5% 2017 (1.5 years)	4,000,000	4,155,346
3042 CL HA — 5.5% 2029 (1.6 years)	3,194,170	3,339,331
2549 CL PD — 5.5% 2031 (1.7 years)	5,000,000	5,237,500
2627 CL LE — 3.0% 2017 (1.9 years)	958,410	976,183
2574 CL JM — 5.0% 2022 (2.2 years)	2,006,854	2,110,965
3556 CL MA — 5.0% 2037 (2.2 years)	3,644,990	3,807,110
3170 CL EA — 4.5% 2020 (2.5 years)	4,352,250	4,538,562
		64,287,926

	Principal amount	Value
Pass-Through Securities — 1.1%
1386 — 5.0% 2018 (2.5 years)	$273,979	$288,852
18190 — 5.5% 2022 (2.7 years)	460,391	487,785
13300 — 4.5% 2023 (3.2 years)	4,630,338	4,771,221
		5,547,858
		69,835,784

Federal National Mortgage Association — 14.8%
Collateralized Mortgage Obligations — 11.9%
2002-74 CL TD — 5.0% 2015 (0.2 years)	1,111,014	1,114,838
2003-113 CL PC — 4.0% 2015 (0.4 years)	377,716	381,547
2004-81 CL KC — 4.5% 2017 (1.0 years)	2,201,253	2,265,217
2003-16 CL PD — 5.0% 2016 (1.2 years)	2,500,000	2,592,163
2005-59 CL PB — 5.5% 2028 (1.2 years)	2,000,000	2,086,511
2006-9 CL GA — 5.5% 2033 (1.3 years)	5,396,399	5,653,304
2006-22 CL DA — 5.5% 2033 (1.4 years)	1,885,462	1,966,146
2003-27 CL DW — 4.5% 2017 (1.6 years)	1,000,000	1,036,546
2005-9 CL A — 5.0% 2031 (1.6 years)	3,083,200	3,200,649
2003-92 CL PD — 4.5% 2017 (1.6 years)	2,500,000	2,603,174
2003-39 CL LC — 5.0% 2022 (1.6 years)	726,812	760,498
2006-21 CL CA — 5.5% 2029 (1.7 years)	2,396,134	2,510,959
2003-43 CL EX — 4.5% 2017 (1.7 years)	518,061	537,820
2007-32 CL BA — 5.5% 2034 (1.7 years)	7,690,513	8,067,620
2004-40 CL BA — 4.5% 2018 (2.0 years)	3,247,824	3,375,466
2006-78 CL AV — 6.5% 2017 (2.1 years)	1,783,609	1,915,630
2003-37 CL QD — 5.0% 2032 (2.2 years)	3,500,000	3,654,013
2009-27 CL JA — 5.0% 2036 (2.3 years)	4,044,110	4,221,501
2007-42 CL YA — 5.5% 2036 (2.5 years)	3,293,805	3,490,856
2003-86 CL KT — 4.5% 2018 (2.6 years)	1,339,912	1,368,605
2009-52 CL DC — 4.5% 2023 (2.6 years)	3,400,556	3,532,938
2009-44 CL A — 4.5% 2023 (2.7 years)	4,123,376	4,290,901
2003-9 CL DB — 5.0% 2018 (3.8 years)	1,000,000	1,060,242
		61,687,144

www.weitzfunds.com 41

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

	Principal amount	Value
Pass-Through Securities — 2.9%
256982 — 6.0% 2017 (1.3 years)	$856,959	$911,108
254863 — 4.0% 2013 (1.5 years)	281,609	288,359
255291 — 4.5% 2014 (1.8 years)	414,990	428,178
251787 — 6.5% 2018 (2.5 years)	26,126	28,491
888595 — 5.0% 2022 (2.7 years)	2,290,280	2,402,571
254907 — 5.0% 2018 (2.7 years)	907,983	956,757
888439 — 5.5% 2022 (2.7 years)	1,991,097	2,112,986
357985 — 4.5% 2020 (3.0 years)	1,051,733	1,091,950
357414 — 4.0% 2018 (3.1 years)	3,739,172	3,835,396
725232 — 5.0% 2034 (4.4 years)	3,244,912	3,343,950
		15,399,746
		77,086,890
Government National Mortgage Association — 0.6%
Collateralized Mortgage Obligations — 0.6%
GNR 2004-80 CL GC — 5.0% 2031 (1.2 years)	3,000,000	3,051,373
Non-Government Agency — 0.9%
Collateralized Mortgage Obligations — 0.9%
CMSI 2003-11 CL 2A1 — 5.5% 2033 (0.6 years)	644,218	647,604
GMACM 2003-J4 CL 3A1 — 4.75% 2018 (1.1 years)	1,875,356	1,885,744
CDMC 2003-7P CL A4 — 3.37% 2017 (Adjustable Rate) (1.2 years)(d)	1,540,242	1,420,500
WAMU 2003-S7 CL A1 — 4.5% 2018 (2.6 years)	745,005	737,020
Chase 2004-S1 CL A6 — 4.5% 2019 (3.3 years)	328,017	291,239
		4,982,107
Total Mortgage-Backed Securities
(Cost $152,289,288)		154,956,154

TAXABLE MUNICIPAL	Principal
BONDS — 2.4%	amount	Value
Fond Du Lac Cnty, Wisconsin 3.0% 9/01/12	$2,900,000	$2,925,288
Stratford, Connecticut 6.55% 2/15/13	500,000	511,470
University of California 4.85% 5/15/13	990,000	1,038,045
Nebraska Public Power District
5.14% 1/01/14	1,000,000	1,070,900
Los Angeles, California Cmty Dev
6.0% 9/01/14	2,275,000	2,468,307
6.0% 9/01/15	1,220,000	1,314,147
Omaha, Nebraska Public Facilities Corp.,
Lease Revenue, Series B, Refunding
4.588% 12/01/17	815,000	796,385
4.788% 12/01/18	1,000,000	970,190
Iowa State University Revenue
5.8% 7/01/22	1,335,000	1,240,803
Total Taxable Municipal Bonds
(Cost $12,154,674)		12,335,535

U.S.TREASURY AND GOVERNMENT AGENCY — 17.2%
U.S. Treasury — 7.9%
U.S. Treasury Note
1.125% 12/15/11	15,000,000	15,009,975
2.625% 4/30/16	6,000,000	5,815,782
3.0% 8/31/16	5,000,000	4,919,145
3.125% 10/31/16	6,000,000	5,926,410
3.125% 5/15/19	10,000,000	9,473,440
		41,144,752
Government Agency — 9.3%
Fannie Mae
4.125% 4/28/10	2,000,000	2,024,414
2.0% 7/07/14(e)	5,000,000	5,000,785
2.125% 12/30/14(e)	5,000,000	4,952,410
3.0% 12/28/16(e)	6,000,000	5,940,294
3.0% 12/30/16(e)	5,000,000	4,968,660
Federal Home Loan Banks
1.0% 6/08/12(e)	6,800,000	6,816,306
3.0% 10/13/16(e)	4,000,000	3,966,412
Freddie Mac
4.125% 6/16/10	1,000,000	1,017,150
5.5% 9/15/11	1,000,000	1,074,260
3.0% 6/30/14(e)	4,000,000	4,039,928
5.0% 11/13/14	3,000,000	3,284,187
3.0% 10/05/16(e)	5,000,000	4,990,545
		48,075,351
Total U.S. Treasury and Government Agency
(Cost $89,309,699)		89,220,103

42 Weitz Funds

COMMON STOCKS — 1.7%	Principal amount or shares	Value
Redwood Trust, Inc.	589,965	$8,530,894
Newcastle Investment Corp.*	45,000	94,050
Total Common Stocks
(Cost $9,703,327)		8,624,944

SHORT-TERM SECURITIES — 12.4%
Wells Fargo Advantage Government Money Market Fund - Institutional Class 0.01%(a)	39,356,904	39,356,904
U.S. Treasury Bill 0.15% 5/27/10(b)	$25,000,000	24,984,100
Total Short-Term Securities
(Cost $64,341,949)		64,341,004
Total Investments in Securities
(Cost $506,154,243)		520,035,270
Other Liabilities in Excess of Other Assets — (0.2%)		(897,745)
Net Assets — 100.0%		$519,137,525
Net Asset Value Per Share		$12.10

(a)	Rate presented represents the annualized 7-day yield at December 31 2009.

(b)	Interest rates presented represent the yield to maturity at the date of purchase.

(c)	Number of years indicated represents estimated average life of mortgage-backed securities.

(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Security is a “step-up’’ bond where the coupon rate increases or steps up at a predetermined date. Coupon rate presented represents the rate at December 31, 2009.

www.weitzfunds.com 43

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Nebraska Tax-Free Income Fund had a solid year, returning +7.2% for the 12-months ended December 31, compared to a +7.4% return for the Barclays Capital 5-Year Municipal Bond Index, our Fund’s primary benchmark. For the fourth calendar quarter the Nebraska Tax-Free Income Fund returned -0.4% compared to a +0.5% return for the Barclays Capital 5-Year Municipal Bond Index.

Municipal bond performance was mixed in the fourth quarter as shorter-term bonds (less than 5 years) appreciated modestly while longer-term bonds declined in price. For example, a broad index of shorter-term municipal bonds (those maturing from 1-5 years) composed by Merrill Lynch returned +0.7% in the fourth quarter while a similarly broad longer-term municipal bond index (with bonds maturing from 10-15 years) returned -1.5%. This differential in returns between shorter and longer-term bonds was principally a reaction to movements in the U.S. Treasury bond market, where longer-term yields also rose (prices fell) while short-term bonds were mostly unchanged.

The yield relationship between tax-free municipal bonds and taxable alternatives, like U.S. Treasuries, continued to ‘normalize’ in the quarter and is down significantly from the extremes reached a year ago. High quality 5-year municipal bonds, for example, ended the quarter with a yield representing approximately 60% of U.S. Treasuries, compared to 170% a year ago. This more ‘normal’ historical relationship implies that future returns for municipal bond investors may increasingly depend on movements in taxable alternatives, particularly U.S. Treasury bonds.

Investment activity in the quarter was modest with a continued focus on bonds with shorter maturities (primarily under 7-years) as, we believe, the risk/reward profile of longer-term bonds is less favorable. As a reminder, we invest in a portfolio of bonds of varying maturities that we believe represent attractive risk adjusted returns, taking into consideration the general level of interest rates and the credit quality of the investment.

The average duration of our Fund declined to 3.4 from 3.5 years in the previous quarter and the average maturity fell to 7.0 from 7.2 years. Overall asset quality of our portfolio remains high, with a weighted average credit score or rating of AA-.

Outlook

Today’s more normal yield relationship between tax-free municipal bonds and U.S. Treasuries and the overall low level of interest rates leave us with a more subdued outlook for future bond investor returns as those returns are principally driven by the interest income earned (and reinvested) over the life of the investment. While the prospects for inflation, the bond investor’s boogeyman, appear low in 2010, the longer term outlook holds the possibility for much higher rates of inflation. Consequently, we expect to continue to position the Fund defensively relative to interest rate exposure while we patiently seek out areas of opportunity. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned to take advantage of any market weakness.

	Total Return	Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year
Nebraska Tax-Free Income Fund	7.2%	4.0%	3.5%	4.7%	5.0%	5.1%
Barclays Capital 5-Year Municipal Bond Index	7.4	6.1	4.5	5.2	5.4	5.7

See page 4 for additional performance disclosures.

Performance of the Nebraska Tax-Free Income Fund (the “Fund”) is measured from October 1, 1985, the inception of Weitz Income Partners Limited Partnership (the “Partnership”). As of December 29, 2006, the Fund succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

44 Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

State Breakdown
Nebraska	76.0%
Commonwealth of Puerto Rico	4.5
Illinois	1.8
Florida	1.4
Arizona	1.3
District of Columbia	1.2
Missouri	1.0
Alaska	0.7
Minnesota	0.0
Short-Term Securities/Other	12.1
Net Assets	100.0%

Financial Attributes
Average Maturity	7.0 years
Average Duration	3.4 years
Average Coupon	4.0%
Average Rating	AA-
30-Day SEC Yield at 12-31-09	2.3%
Municipals exempt from federal and
Nebraska income taxes	Approx. 81%
Municipals subject to alternative minimum tax	Approx. 5%

Sector Breakdown
Power	21.1%
Higher Education	13.8
Hospital	13.0
Water/Sewer	7.7
General	4.4
Airport/Transportation	2.9
Lease Revenue	2.5
Highway	1.3
Housing	1.3
Total Revenue	68.0
School District	7.4
City/Subdivision	6.9
State/Commonwealth	3.8
Total General Obligation	18.1
Escrow/Pre-Refunded	1.8
Short-Term Securities/Other	12.1
Net Assets	100.0%

www.weitzfunds.com  45

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2009 • (UNAUDITED)

MUNICIPAL BONDS — 87.9%	Principal amount	Value
Alaska — 0.7%
University of Alaska, University Revenue, Series J, FSA Insured
5.0%, 10/01/17	$500,000	$500,900
Arizona — 1.3%
Mesa, Highway Project Advancement Notes, Revenue,
Series 2009
3.5%, 7/01/15	1,000,000	1,027,260
District of Columbia — 1.2%
Metropolitan Washington D.C., Airports Authority, Revenue,
Refunding, Series 1999A, AMT
5.25%, 10/01/16	900,000	909,864
Florida — 1.4%
Greater Orlando, Aviation Authority, Revenue, Series 2009A, AMT
6.0%, 10/01/16	1,000,000	1,115,030
Illinois — 1.8%
Illinois Finance Authority, Revenue, Series 2009A, Northwestern
Memorial Hospital
5.0%, 8/15/17	245,000	263,448
Illinois Health Facility Authority, Revenue, Series A, Evangelical
Hospital Corp., Escrowed to Maturity
6.75%, 4/15/12	120,000	129,164
Illinois State, General Obligation, FGIC Insured
5.0%, 3/01/19	500,000	506,440
Illinois State, Sales Tax Revenue, Series Z
5.0%, 6/15/19	500,000	506,400
		1,405,452
Minnesota — 0.0%
Minnesota State Housing Financial Agency, Single Family
Mortgage, Series D
6.0%, 1/01/16	20,000	20,039
Missouri — 1.0%
Joplin, Industrial Development Authority, Revenue, Series A, Catholic
Health Initiatives
5.125%, 12/01/15	750,000	751,057
Nebraska — 76.0%
Adams County, Hospital Authority #1, Revenue, Mary Lanning
Memorial Hospital Project, Radian Insured
4.25%, 12/15/16	250,000	$256,355
4.4%, 12/15/17	250,000	255,725
5.3%, 12/15/18	700,000	700,105
Blair, Water System Revenue, Bond Anticipation Notes, AMT
Series A, 4.5%, 6/15/12	500,000	504,730
Series B, 4.65%, 6/15/12	500,000	504,135

	Principal
	amount	Value

Dawson County, Lexington Public School District #001,
General Obligation, Refunding
1.75%, 12/15/12	$355,000	$356,480
2.15%, 12/15/13	490,000	493,729
Douglas County, Educational Facility Revenue, Series A,
Creighton University Project, FGIC Insured
3.5%, 9/01/12	255,000	266,274
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured
5.125%, 9/01/17	250,000	250,012
Quality Living Inc. Project
4.7%, 10/01/17	255,000	209,375
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project
4.75%, 9/01/28	500,000	497,520
Children’s Hospital Obligated Group
5.25%, 8/15/20	1,000,000	1,040,690
5.5%, 8/15/21	1,430,000	1,500,814
Lakeside Village Project
5.125%, 12/15/22	500,000	478,355
Nebraska Medical Center Project
5.0%, 11/15/14	380,000	406,862
5.0%, 11/15/15	295,000	312,983
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System
5.5%, 11/01/18	500,000	531,955
Douglas County, Millard School District #17, Refunding,
FSA Insured, 4.0%, 11/15/13	500,000	539,300
4.0%, 6/15/17	750,000	789,832
Douglas County, Ralston Public School District #54, FSA Insured
5.125%, 12/15/21	500,000	526,920
5.2%, 12/15/26	500,000	515,910
Douglas County, Sanitary & Improvement District #206,
Eldorado/Farmington
5.75%, 12/01/14	195,000	195,078
Douglas County, Zoo Facility Revenue, Refunding, Omaha’s Henry
Doorly Zoo Project
4.2%, 9/01/16	600,000	613,668
4.75%, 9/01/17	200,000	207,552
Grand Island, Electric Revenue, MBIA Insured
5.0%, 8/15/14	500,000	528,245
5.125%, 8/15/16	500,000	529,165
Grand Island, Public Safety, Tax Anticipation Bonds, AMBAC Insured
4.1%, 9/01/14	480,000	494,938

46 Weitz Funds

	Principal
	amount	Value
Grand Island, Sanitary Sewer Revenue, Refunding, FSA Insured
3.3%, 4/01/13	$870,000	$894,021
3.45%, 4/01/14	650,000	666,198
Hastings, Electric System Revenue, Refunding, FSA Insured
5.0%, 1/01/19	750,000	782,482
La Vista, General Obligation, Refunding, Series 2009
2.5%, 11/15/15	415,000	406,617
3.0%, 11/15/17	640,000	617,658
Lancaster County, Hospital Authority #1, Revenue, Refunding,
Bryan LGH Medical Center
4.0%, 6/01/10	380,000	383,800
Series A, 5.0%, 6/01/16	500,000	534,000
Series A, 5.0%, 6/01/17	500,000	529,000
Series B-2, LOC - U.S. Bank, 0.22%,
6/01/31 (Variable Rate Demand Note)	250,000	250,000
Lincoln, Airport Authority Revenue, Refunding
5.2%, 7/01/19	200,000	200,142
Lincoln County, North Platte School District #001, General
Obligation, Refunding
2.0%, 12/15/13	770,000	777,939
Lincoln, Electric System Revenue, Refunding
5.0%, 9/01/10	500,000	515,800
5.0%, 9/01/18	1,000,000	1,104,720
Lincoln, General Obligation, Highway Allocation Fund
4.0%, 5/15/23	1,000,000	1,031,450
Lincoln, Parking Revenue, Refunding, Series A
5.375%, 8/15/14	250,000	250,935
Lincoln, Sanitary Sewer Revenue, Refunding, MBIA Insured
5.0%, 6/15/16	885,000	977,677
Lincoln, Water Revenue
5.0%, 8/15/22	800,000	830,048
Municipal Energy Agency of Nebraska, Power Supply System Revenue,
Refunding, Series A
AMBAC Insured, 5.0%, 4/01/13	380,000	407,128
BHAC Insured, 5.0%, 4/01/20	500,000	558,720
Nebraska Educational Financial Authority, Revenue, Refunding,
Hastings College Project
5.05%, 12/01/23	500,000	494,565
Nebraska Wesleyan University Project, Radian Insured
5.15%, 4/01/22	1,000,000	995,430
Nebraska Educational Telecommunications Commission, Revenue,
DTV Project
6.0%, 2/01/10	310,000	311,265
Nebraska Investment Financial Authority, Revenue, Series A,
Drinking Water State Revolving Fund
5.15%, 1/01/16	200,000	201,826

	Principal
	amount	Value
Nebraska Investment Financial Authority, Health Facility Revenue,
Hospital Revenue, Great Plains Regional Medical Center Project,
Radian Insured
5.0%, 11/15/14	$250,000	$260,237
Nebraska Investment Financial Authority, Single Family Housing
Revenue, Series C, AMT
4.05%, 3/01/12	265,000	269,587
4.05%, 9/01/12	315,000	321,054
4.125%, 3/01/13	355,000	361,390
Nebraska Public Power District, Revenue
Series B, 5.0%, 1/01/15	885,000	996,360
Series B-2, 5.0%, 1/01/16	1,000,000	1,100,020
Series B, 5.0%, 1/01/18	800,000	890,184
Series B, 5.0%, 1/01/21	1,000,000	1,066,920
Nebraska State Colleges Facility Corp., Deferred Maintenance
Revenue, MBIA Insured
4.25%, 7/15/15	405,000	437,894
5.0%, 7/15/16	200,000	222,584
4.0%, 7/15/17	200,000	207,552
Nebraska Utilities Corp., Revenue, University of Nebraska
Lincoln Project
5.25%, 1/01/19	750,000	800,760
Omaha, Douglas County, General Obligation, Public
Building Commission
5.1%, 5/01/20	750,000	785,610
Omaha, General Obligation, Refunding
3.75%, 6/01/14	1,000,000	1,099,530
5.25%, 10/15/19	250,000	294,453
Omaha, Public Facilities Corp., Lease Revenue,
Series C, Rosenblatt Stadium Project
3.9%, 10/15/17	235,000	245,791
3.95%, 10/15/18	240,000	247,992
Series 2009, Omaha Baseball Stadium Project
5.0%, 6/01/23	770,000	837,337
Omaha Public Power District, Electric Revenue
Series A, 4.3%, 2/01/12, Pre-Refunded
2/01/10 @ 100	500,000	501,675
Series A, 5.0%, 2/01/17, Pre-Refunded
2/01/10 @ 100	400,000	401,576
Series A, Escrowed to Maturity
7.625%, 2/01/12	320,000	343,206
Series A, 4.25%, 2/01/18	900,000	932,274
Series A, 4.1%, 2/01/19	1,000,000	1,048,920
Series B, FGIC Insured, 4.75%, 2/01/36	1,000,000	1,000,480
Series C, 5.5%, 2/01/14	280,000	314,143

www.weitzfunds.com 47

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)

	Principal
	amount	Value
Omaha, Sanitary Sewer Revenue, MBIA Insured
4.0%, 11/15/12	$520,000	$564,907
4.0%, 11/15/14	250,000	276,688
Papillion-La Vista, Sarpy County School District #27,
General Obligation
Refunding, Series 2009A,
3.15%, 12/01/17	930,000	925,341
Series 2009, 5.0%, 12/01/28	500,000	530,625
Papillion, Water Revenue System, Bond Anticipation Notes
Series C, 3.0%, 6/15/11	500,000	500,880
Platte County, Hospital Authority #1, Revenue, Columbus Community
Hospital Project, Radian Insured
5.9%, 5/01/15	250,000	253,438
Platte County, Humphrey Public School District #67, General
Obligation, Refunding
1.2%, 8/15/10	240,000	240,684
Public Power Generation Agency, Revenue, Whelan Energy
Center Unit 2, Series A, AMBAC Insured
5.0%, 1/01/18	750,000	803,438
5.0%, 1/01/26	800,000	822,344
Sarpy County, General Obligation, Sanitary & Improvement
District #111, Stoneybrook
5.9%, 3/15/13	300,000	300,747
Sarpy County, General Obligation, Sanitary & Improvement
District #112, Leawood Oaks III
6.2%, 2/15/14	105,000	105,255
Southern Nebraska Public Power District, Electric System Revenue,
AMBAC Insured
4.625%, 9/15/21	1,000,000	1,044,670
State of Nebraska, Certificates of Participation
Series 2009B, 2.1%, 8/01/13	590,000	598,785
Series 2009C, 2.0%, 11/01/13	700,000	704,690
University of Nebraska, Facilities Corp. Lease Rental Revenue,
UNMC Sorell Center Project
4.0%, 4/15/11	1,000,000	1,044,480
Deferred Maintenance Revenue
2.0%, 7/15/11	1,000,000	1,021,440

	Principal
	amount	Value
University of Nebraska, University Revenue
Lincoln Student Fees and Facilities
4.6%, 7/01/17	$570,000	$596,664
5.0%, 7/01/23	1,000,000	1,075,380
Omaha Health & Recreation Project
4.05%, 5/15/19	390,000	409,282
5.0%, 5/15/33	700,000	725,144
Omaha Student Facilities Project
4.5%, 5/15/16	565,000	626,529
5.0%, 5/15/27	800,000	849,032
Refunding, Lincoln Parking Project
4.0%, 6/01/17	1,070,000	1,126,336
Wheat Belt Public Power District, Electric System Revenue,
Series 2009B
3.2% 9/01/16	330,000	328,538
3.4%, 9/01/17	415,000	410,456
York County, Hospital Authority #1, Revenue, Refunding,
Hearthstone Project
2.2% 6/01/12	200,000	202,062
2.7%, 6/01/13	150,000	151,530
		58,455,022
Puerto Rico — 4.5%
Commonwealth, General Obligation, Refunding
FGIC Insured, 5.5%, 7/01/11	990,000	1,032,748
Series A, Assured Guaranty Insured
5.0%, 7/01/15	845,000	910,547
Electric Power Authority Revenue, Series RR, FSA Insured
5.0%, 7/01/20	1,000,000	1,037,430
Municipal Finance Agency, General Obligation, 2002 Series A,
FSA Insured, 5.25%, 8/01/16	500,000	518,385
		3,499,110
Total Municipal Bonds
(Cost $65,938,915)		67,683,734

SHORT-TERM
SECURITIES — 11.3%	Shares	Value
Wells Fargo National Advantage Tax-Free Money Market Fund -
Institutional Class 0.14%(a)
(Cost $8,669,584)	8,669,584	$8,669,584
Total Investments in Securities
(Cost $74,608,499)		76,353,318
Other Assets Less Other Liabilities — 0.8%		594,457
Net Assets — 100.0%		$76,947,775
Net Asset Value Per Share		$10.14

(a)           Rate presented represents the annualized 7-day yield at December 31, 2009.

48 Weitz Funds

GOVERNMENT MONEY MARKET FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Government Money Market Fund closed the fourth calendar quarter with a 7-day effective yield of 0.06%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

Our Fund’s yield, and hence return, continues to be stuck in a near-zero range. This is a result of the continued intention of the Federal Open Market Committee (FOMC) of the Federal Reserve to keep the Fed Funds rate (the overnight lending rate between banks, which is controlled by the Federal Reserve) at “exceptionally low levels for an extended period” as a means to promote economic recovery. The Fed has maintained this highly unusual target range for the Fed Funds rate at zero to 0.25% since December 2008.

As we have mentioned in previous letters, the Fed Funds rate affects all investments within the purview of our Fund. Since we invest in ultra high-quality, short-term investments (e.g. U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than ninety days, our yield has invariably followed the path dictated by the Federal Reserve’s monetary policy as we frequently reinvest maturing bills and notes in these short-term instruments. As of December 31, 60% of our portfolio was invested in U.S. Treasury bills with the balance (40%) in high quality Wells Fargo money market funds. The average life of our portfolio at December 31 was approximately 76 days.

While there continue to be signs of economic stabilization (e.g. the pace of job losses appears to have slowed), it remains likely that the Fed will keep short-term interest rates at near-zero for much of 2010 as the Fed awaits more definitive evidence of an economic recovery. When the Fed changes from its current course and begins to raise short-term rates is anyone’s guess, but our Fund will quickly benefit as we frequently reinvest maturing securities. In the meantime, we will continue to seek opportunities to add incremental return to our Fund’s yield while maintaining our focus on high credit quality.

Despite today’s low yield environment, our Fund remains a sensible option for those investors whose primary objective is the maintenance of liquidity and the preservation of capital.

www.weitzfunds.com  49

GOVERNMENT MONEY MARKET FUND
SCHEDULE OF INVESTMENTS • DECEMBER 31, 2009 • (UNAUDITED)

	Principal
U.S. TREASURY — 59.8%†	amount	Value
U.S. Treasury Bill
0.13% 04/22/10	$25,000,000	$24,989,979
0.13% 05/20/10	20,000,000	19,989,961
Total U.S. Treasury		44,979,940

SHORT-TERM
SECURITIES — 40.2%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	30,127,617	$30,127,617
Wells Fargo Advantage 100%
Treasury Money Market Fund - Service Class 0.01%(a)	52,551	52,551
Total Short-Term Securities		30,180,168
Total Investments in Securities
(Cost $75,160,108)		75,160,108
Other Liabilities in Excess of Other Assets — (0.0%)		(29,788)
Net Assets — 100.0%		$75,130,320
Net Asset Value Per Share		$1.00

†           Interest rates presented represent the yield to maturity at the date of purchase.

(a)           Rate presented represents the annualized 7-day yield at December 31, 2009.

50 Weitz Funds

Board of Trustees	Officers
Lorraine Chang	Wallace R. Weitz, President
John W. Hancock	Mary K. Beerling, Vice President, Secretary &
Richard D. Holland	Chief Compliance Officer
Thomas R. Pansing, Jr.	Kenneth R. Stoll, Vice President & Chief
Roland J. Santoni	Financial Officer
Barbara W. Schaefer	Bradley P. Hinton, Vice President
Delmer L. Toebben
Wallace R. Weitz	Distributor
Justin B. Wender	Weitz Securities, Inc.

Investment Adviser	Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company	Wallace R. Weitz & Company

Custodian	Sub-Transfer Agent
Wells Fargo Bank Minnesota,	Boston Financial Data Services, Inc.
National Association

NASDAQ symbols:
Value Fund - WVALX
Partners Value Fund - WPVLX
Hickory Fund - WEHIX
Partners III Opportunity Fund - WPOPX
Balanced Fund - WBALX
Short-Intermediate Income Fund - WEFIX
Nebraska Tax-Free Income Fund - WNTFX
Government Money Market Fund - WGMXX

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Visit us online at www.weitzfunds.com.
Simply log in to Account Access and click the “Electronic Delivery” button.

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

1/29/10

www.weitzfunds.com  51

Quarterly Report December 31, 2009

1125 South 103rd Street
Omaha, NE 68124-1071
(800) 304-9745

weitzfunds.com